Exhibit 10.8

Execution Version

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

$180,000,000 3.90% First Mortgage Obligations,

Series 2014B Notes, Tranche 1 due 2033

$20,000,000 4.30% First Mortgage Obligations,

Series 2014B Notes, Tranche 2 due 2039

$550,000,000 4.45% First Mortgage Obligations,

Series 2014B Notes, Tranche 3 due 2045

2014 NOTE PURCHASE AGREEMENT

Dated as of October 31, 2014

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TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

1100 West 116th Avenue

Westminster, Colorado 80234

$180,000,000 3.90% First Mortgage Obligations,

Series 2014B Notes, Tranche 1 due 2033

$20,000,000 4.30% First Mortgage Obligations,

Series 2014B Notes, Tranche 2 due 2039

$550,000,000 4.45% First Mortgage Obligations,

Series 2014B Notes, Tranche 3 due 2045

October 31, 2014

To Each of The Purchasers Listed in

Schedule A Hereto:

Ladies and Gentlemen:

Tri-State Generation and Transmission Association, Inc., a wholesale electric power generation and transmission cooperative corporation operating on a not-for-profit basis under the laws of the State of Colorado (the “Company”), agrees with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:

SECTION 1.                            AUTHORIZATION OF SERIES 2014B NOTES.

The Company will authorize the issue and sale of its Series 2014B First Mortgage Obligations in an aggregate principal amount of $750,000,000, consisting of $180,000,000 aggregate principal amount of its 3.90% First Mortgage Obligations, Series 2014B Notes, Tranche 1, due October 1, 2033 (the “Tranche 1 Notes”), $20,000,000 aggregate principal amount of its 4.30% First Mortgage Obligations, Series 2014B Notes, Tranche 2, due October 1, 2039 (the “Tranche 2 Notes”) and $550,000,000 aggregate principal amount of its 4.45% First Mortgage Obligations, Series 2014B Notes, Tranche 3, due October 1, 2045 (the “Tranche 3 Notes” and, together with the Tranche 1 Notes and the Tranche 2 Notes, the “Series 2014B Notes” and such term includes any such notes issued in substitution therefor).

The Series 2014B Notes will be issued under and secured by the Master First Mortgage Indenture, Deed of Trust and Security Agreement, amended, restated and effective as of December 15, 1999, between the Company and Wells Fargo Bank, National Association, a national banking association (as successor through consolidation to Wells Fargo Bank West, National Association) as Trustee (the “Original Indenture”), as previously amended and supplemented by thirty-three supplemental indentures and as further supplemented by the Supplemental Master Mortgage Indenture No. 35 dated effective as of October 31, 2014 (such

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Supplemental Master Mortgage Indenture No. 35 being referred to as the “Supplement”) which will be substantially in the form previously furnished to the Purchasers by the Company. The Original Indenture, as supplemented and amended by the aforementioned thirty-three supplemental indentures and the Supplement, and as further supplemented or amended according to its terms, is hereinafter referred to as the “Indenture”. The Series 2014B Notes constitute Secured Obligations under the Indenture and are secured thereunder on a parity with other Secured Obligations. In the event of the occurrence and continuance of an “Event of Default” as defined under the Indenture, the Trustee shall enforce the remedies set forth under the Indenture for the benefit of all Holders of Secured Obligations in the manner specified in the Indenture. Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement. Terms used herein but not defined herein shall have the meanings set forth in the Indenture.

SECTION 2.                            SALE AND PURCHASE OF SERIES 2014B NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Series 2014B Notes in the principal amount and of the tranche specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

SECTION 3.                            CLOSING.

The sale and purchase of the Series 2014B Notes to be purchased by each Purchaser shall occur at the offices of Greenberg Traurig, LLP, 77 West Wacker Drive, Suite 3100, Chicago, Illinois, at 9:00 a.m., Chicago time, at a closing (the “Closing”) on October 31, 2014. At the Closing the Company will deliver to each Purchaser the Series 2014B Notes to be purchased by such Purchaser in the form of one or more Tranche 1 Notes, Tranche 2 Notes or Tranche 3 Notes, as applicable, in such denominations as such Purchaser may request (with a minimum denomination of $500,000 for each Series 2014B Note), dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number Wells Fargo Bank, N.A., ABA number: 121000248, account name: Tri-State Generation and Transmission Association, Inc., account number: 245-019-9101. If at the Closing the Company shall fail to tender such Series 2014B Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

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SECTION 4.                            CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Series 2014B Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1.                                Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

Section 4.2.                                Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement and the other Financing Agreements required to be performed or complied with by it prior to or at the Closing. Before and after giving effect to the issue and sale of the Series 2014B Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing.

Section 4.3.                                Compliance Certificates. The Company shall have delivered the following certificates each of which shall be originals or electronic copies (followed promptly by originals):

(a)                                 Officer’s Certificates. The Company shall have delivered to such Purchaser (i) an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Section 4 of this Agreement (other than those specified in Section 4.5(a) and (c) and Section 4.8) have been fulfilled, and (ii) copies of all certificates and opinions required to be delivered to the Trustee under the Indenture in connection with the issuance of the Series 2014B Notes under the Indenture, in each case, dated the date of the Closing.

(b)                                 Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its secretary or assistant secretary, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement, the Series 2014B Notes and the Supplement and (ii) the Company’s organizational documents as then in effect.

Section 4.4.                                Opinions of Counsel. Such Purchaser shall have received opinions each of which shall be originals or electronic copies (followed promptly by originals) in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from (i) Dorsey & Whitney LLP, counsel for the Company and (ii) Mr. Kenneth V. Reif, Senior Vice President and General Counsel to the Company, covering such matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Greenberg Traurig, LLP, the Purchasers’ special counsel in connection with such transactions, covering such matters incident to such transactions as such Purchaser may reasonably request. The Company hereby directs its counsel to deliver such opinions and understands and agrees that each Purchaser will and hereby is authorized to rely on such opinions.

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Section 4.5.                                Purchase Permitted by Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Series 2014B Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6.                                Sale of Notes. Contemporaneously with the Closing, the Company shall sell to each Purchaser and each Purchaser shall purchase the Series 2014B Notes to be purchased by it at the Closing as specified in Schedule A.

Section 4.7.                                Payment of Special Counsel Fees. Without limiting the provisions of Section 11.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Company at least two Business Days prior to the date of Closing and to the extent Purchasers’ special counsel has provided its payment information at least ten Business Days prior to the date of Closing.

Section 4.8.                                Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each tranche of the Series 2014B Notes.

Section 4.9.                                Changes in Corporate Structure. The Company shall not have changed its jurisdiction of organization, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10.                         Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions (either by e-mail or otherwise) signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Series 2014B Notes is to be deposited.

Section 4.11.                         Supplement. The Supplement shall have been duly authorized, executed and delivered by the Company and the Trustee and shall constitute a legal, valid and binding obligation of each such Person and such Purchaser shall have received a true, correct and complete electronic copy thereof.

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Section 4.12.                         Execution, Authentication and Delivery of Notes. The Series 2014B Notes to be purchased by such Purchaser shall have been duly authorized, executed and delivered by the Company and duly authenticated and delivered by the Trustee and shall constitute the legal, valid and binding obligations of the Company, and such Purchaser (or special counsel to the Purchasers) shall have received true, correct and complete electronic copy thereof followed up promptly by the executed original.

Section 4.13.                         Indenture Recording and Filing. The Indenture (excluding the Supplement or any other supplements after Supplemental Master Mortgage Indenture No. 32) shall have been duly filed or recorded as an indenture on real property and duly filed, recorded or indexed as a security interest in personal property so as to constitute a valid, perfected first Lien on all of the Trust Estate, subject to Permitted Liens and Encumbrances, all in accordance with applicable law, and the Company shall have caused reasonably satisfactory evidence thereof to be furnished to such Purchasers.

Section 4.14.                         Perfection of Liens on Trust Estate. All actions necessary to register, record and perfect the Liens in and to the Trust Estate in favor of the Trustee, for the equal and ratable benefit of the holders of the Series 2014B Notes and the other Holders of Outstanding Secured Obligations (as defined under the Indenture), to be granted on or prior to the date of Closing (including, without limitation, the payment of all fees and taxes in relation thereto) shall have been taken in accordance with the provisions of the Financing Agreements, except for the recording and filing of the Collateral Filings (which Collateral Filings shall be recorded and filed after Closing as provided in Section 8.14).

Section 4.15.                         Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart copies of such documents as such Purchaser or such special counsel may reasonably request. Each Purchaser shall have received an electronic copy of the Original Indenture (together with all amendments and supplements thereto), certified by the Company as of the date of the Closing, exclusive of property exhibits, recording information and the like.

SECTION 5                                                       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser that:

Section 5.1.                                Organization; Power and Authority. The Company is a cooperative corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Financing Agreements and to perform the provisions hereof and thereof.

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Section 5.2.                                Authorization, Etc. The Financing Agreements have been duly authorized by all necessary corporate action on the part of the Company, and the Financing Agreements constitute, and upon execution and delivery thereof each Series 2014B Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.                                Disclosure. This Agreement and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby, including the Confidential Private Placement Memorandum dated September 26, 2014 (the “PPM”), the Series 2014B First Mortgage Notes Investor Presentation of September/October 2014 (and the additional questions and answers in connection with such presentations), the Original Indenture and the Supplement, and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since December 31, 2013, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect, except for the litigation described on Schedule 5.8 which, if determined adversely, could have a Material Adverse Effect on the properties of the Company as described therein, but would not impact the ability of the Company to perform its obligations under the Financing Agreements and would not affect the validity or enforceability of the Financing Agreements, and except for matters affecting the electrical generation industry generally.

Section 5.4                                   Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 is (except as noted therein) a complete and correct list of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

(b)                                 All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c)                                  Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

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Section 5.5.                                Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the consolidated financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with Accounting Requirements consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or in the PPM.

Section 5.6.                                Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of the Financing Agreements will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien, other than the Lien created under the Indenture, in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

Section 5.7.                                Governmental Authorizations, Etc. Except for the Collateral Filings to be filed in accordance with Section 8.14, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of the Financing Agreements.

Section 5.8.                                Litigation; Observance of Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; except for the litigation described on Schedule 5.8 which, if determined adversely, could have a Material Adverse Effect on the properties of the Company as described therein, but would not impact the ability of the Company to perform its obligations under the Financing Agreements and would not affect the validity or enforceability of the Financing Agreements.

(b)                                 Neither the Company nor any Subsidiary is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws, the USA Patriot Act or any of the other laws and regulations that are referred to in Section 5.16)

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of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 5.9.                                Taxes. The Company and its Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with Accounting Requirements. The Federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2010.

Section 5.10.                         Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens (other than the Lien created under the Indenture or Permitted Liens and Encumbrances and in the case of Springerville Unit Holding, LLC, Liens created by the Indenture, Leasehold, Deed of Trust, Assignment of Lease and Rents, Fixture Filing and Security Agreement, dated as of October 21, 2003) prohibited by this Agreement or the Indenture, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.

Section 5.11.                         Licenses, Permits, Etc. The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

Section 5.12.                         Compliance with ERISA. (a) Each Plan operated and administered by the Company or any ERISA Affiliate and each Plan with which the Company or any ERISA Affiliate has a relationship has been operated and administered in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to “employee benefit plans” (as defined in section 3(3) of ERISA), which liability has resulted or would reasonably be expected to result in a Material Adverse Effect, and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code or section 4068 of

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ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)                                 The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meanings specified in section 3 of ERISA.

(c)                     The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)                    The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e)                     The execution and delivery of this Agreement and the issuance and sale of the Series 2014B Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Series 2014B Notes to be purchased by such Purchaser.

Section 5.13.                         Private Offering by the Company. Except for the contemplated sale of notes pursuant to Rule 144A under the Securities Act, neither the Company nor anyone acting on its behalf has offered the Series 2014B Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than (i) the Purchasers and (ii) “accredited investors” as defined in Rule 501(a) of the Securities Act. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2014B Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14.                         Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series 2014B Notes in the manner specified in the PPM under the caption “Use of Proceeds”. No part of the proceeds from the sale of the Series 2014B Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12

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CFR 220). Margin stock does not constitute more than 1% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.                         Existing Indebtedness. (a) Except as disclosed in the PPM, there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries from the Indebtedness set forth in the Company’s audited consolidated balance sheets for the year ended December 31, 2013. Such audited balance sheets as supplemented by the unaudited financial statements included in the PPM set forth as of the date hereof and, as of the date of the Closing, will set forth, a complete and correct list of all outstanding Indebtedness (other than the Series 2014B Notes and the other indebtedness referred to in the PPM under the caption “Plan of Finance”) of the Company and its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary the outstanding principal amount of which exceeds the Threshold Amount that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)                                 Without limiting the representation in Section 5.6, neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically disclosed in the PPM.

Section 5.16.                         Foreign Assets Control Regulations, Etc. (a) Neither the Company nor any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”) (an “OFAC Listed Person”) (ii) an agent, department, or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program, or (iii) otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act (“CISADA”) or any similar law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”) (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (i), clause (ii) or clause (iii), a “Blocked Person”). Neither the Company nor any Controlled Entity has been notified that its name

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appears or may in the future appear on a state list of Persons that engage in investment or other commercial activities in Iran or any other country that is subject to U.S. Economic Sanctions.

(b)                                 No part of the proceeds from the sale of the Series 2014B Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (i) in connection with any unlicensed or unauthorized investment in, or any unlicensed or unauthorized transactions or dealings with, any Blocked Person, or (ii) otherwise in violation of U.S. Economic Sanctions.

(c)                                  Neither the Company nor any Controlled Entity (i) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA Patriot Act or any other United States law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any U.S. Economic Sanctions violations, (ii) to the Company’s actual knowledge after making due inquiry, is under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. Economic Sanctions violations, (iii) has been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions, or (iv) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws and U.S. Economic Sanctions.

(d)                                 (1)                                 Neither the Company nor any Controlled Entity (i) has been charged with, or convicted of bribery or any other anti-corruption related activity under any applicable law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act (“Anti-Corruption Laws”), (ii) to the Company’s actual knowledge after making due inquiry, is under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws or (iii) has been assessed civil or criminal penalties under any Anti-Corruption Laws;

(2)                                 To the Company’s actual knowledge after making due inquiry, neither the Company nor any Controlled Entity has, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Official for the purposes of: (i) influencing any act, decision or failure to act by such Government Official in his or her official capacity, (ii) inducing a Governmental Official to do or omit to do any act in violation of the Governmental Official’s lawful duty, or (iii) inducing a Governmental Official to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage in violation of any applicable law or regulation or which would cause any holder to be in violation of any law or regulation applicable to such holder; and

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(3)                                 No part of the proceeds from the sale of the Series 2014B Notes hereunder will be used, directly or indirectly, for any improper payments, including bribes, to any Governmental Official in order to obtain, retain or direct business or obtain any improper advantage. The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Corruption Laws.

Section 5.17.                         Status under Certain Statutes. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, nor is the Company or any Subsidiary subject to rate regulation under the Federal Power Act, as amended.

Section 5.18.                         Lien of Indenture. The Indenture constitutes a direct and valid lien upon all of the properties and assets of the Company specifically or generally described or referred to in the Indenture as being subject to the lien thereof, subject only to the exceptions referred to in the Indenture and Permitted Liens and Encumbrances, and will create a similar lien upon all properties and assets acquired by the Company after the date hereof which are required to be subjected to the lien of the Indenture, when acquired by the Company, subject only to the exceptions referred to in the Indenture and Permitted Liens and Encumbrances, and subject, further, as to real property, to the recordation of a supplement to the Indenture describing such after-acquired property; the descriptions of all such properties and assets contained in the granting clauses of the Indenture are correct and adequate for the purposes of the Indenture; and the Indenture (excluding the Supplement and all other supplements after Supplemental Master Mortgage Indenture No. 32) has been duly recorded as a mortgage and deed of trust of real estate, and any required filings (other than with respect to filing the Supplement and all other supplements after Supplemental Master Mortgage Indenture No. 32) with respect to personal property and fixtures subject to the lien of the Indenture have been duly made in each place in which such recording or filing is required to protect, preserve and perfect the lien of the Indenture; and all taxes and recording and filing fees required to be paid with respect to the execution, recording or filing of the Indenture, the filing of financing statements related thereto and similar documents and the issuance of the Series 2014B Notes (other than with respect to filing the Supplement and all other supplements after Supplemental Master Mortgage Indenture No. 32) have been paid; the Supplement (or notice thereof) will be duly recorded or filed in accordance with Section 8.14 within 45 days of the date of Closing in the real and personal property records in each place in which the Indenture (excluding the Supplement and all other supplements after Supplemental Master Mortgage Indenture No. 32) has been recorded or filed and in all other places required to protect, preserve and perfect the lien of the Indenture, and all taxes and recording and filing fees required to be paid with respect to the execution, recording or filing of the Supplement will be paid.

Section 5.19.                         Filings. No action, including any filings, registration or notice, is necessary or advisable in Colorado, Kansas, Arizona, Wyoming, Nebraska and New Mexico or any other jurisdictions to ensure the legality, validity, enforceability, priority, and perfection of the Financing Agreements except for the Collateral Filings set forth in Schedule 8.14, which will be

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filed after Closing as required by Section 5.18 and Section 8.14. No action, including any filing, registration or notice, is necessary or advisable in Colorado, Kansas, Arizona, Wyoming, Nebraska and New Mexico or any other jurisdiction to establish or protect for the benefit of the Trustee and the holders of Series 2014B Notes, the security interest and Liens purported to be created under the Indenture and the other Financing Agreements.

Section 5.20.                                           RUS Compliance. The Company and its Subsidiaries are in compliance with the RUS Regulations applicable to each of them and with all covenants and agreements set forth in the Indenture, the RUS loan contracts and any other agreement or instrument, including the debt obligations entered into with the RUS, except for any non-compliance with such covenants, agreements or instruments which could not reasonably be expected (either individually or in the aggregate) to result in a Material Adverse Effect.

Section 5.21.                         Environmental Matters. (a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim and no proceeding has been instituted asserting any claim against the Company or any of its Subsidiaries or any of their respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b)                                 Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c)                           Neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d)                          Neither the Company nor any Subsidiary has disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e)                              All buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect

SECTION 6.                                                    REPRESENTATIONS OF THE PURCHASERS; CONSENT TO INDENTURE AMENDMENT.

Section 6.1.                                           Purchase for Investment. Each Purchaser severally represents it is an “accredited investor” under Rule 501(a) of Regulation D under the Securities Act and that it is

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purchasing the Series 2014B Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Series 2014B Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Series 2014B Notes.

Section 6.2.                                Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Series 2014B Notes to be purchased by such Purchaser hereunder:

(a)                                 the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)                                 the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)                                  the Source is either (i) an “insurance company pooled separate account,” (within the meaning of PTE 90-1) or (ii) a “bank collective investment fund” (within the meaning of the PTE 91-38) and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)                                 the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an “affiliate” (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or

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by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM; the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied; neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that could cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

(e)                                  the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)                                   the Source is a governmental plan; or

(g)                                  the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h)                                 the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 6.3.                                Indenture Amendments. By executing this Agreement, each Purchaser (and each holder of a Series 2014B Note, by its acceptance of a Series 2014B Note) consents to the amendments to the Indenture set forth in Schedule 6.3, and hereby consents to a supplement to the Indenture between the Company and Wells Fargo Bank, National Association, amending the Indenture, that embodies the amendments listed in Schedule 6.3. Each Purchaser (and each holder of a Series 2014B Note, by its acceptance of a Series 2014B Note) expressly acknowledges that its consent may not be withdrawn and its consent is binding upon it and upon each future holder of any Series 2014B Note.

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SECTION 7                 INFORMATION AS TO COMPANY.

Section 7.1.           Financial and Business Information. The Company shall deliver to each holder of Series 2014B Notes that is an Institutional Investor:

(a)           Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

(i)            a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii)           consolidated statements of income and changes in cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with Accounting Requirements applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments;

(b)           Annual Statements — within 120 days after the end of each fiscal year of the Company, duplicate copies of:

(i)            a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

(ii)           consolidated statements of income and changes in cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with Accounting Requirements, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with Accounting Requirements, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; provided that timely delivery to the Trustee of the

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statements required under Section 4.18 of the Indenture shall be deemed to satisfy the requirements of this Section 7.1(b).

(c)         SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such Purchaser or holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC to the extent not available via EDGAR on the SEC’s website;

(d)        Notice of Default or Event of Default — promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e)         ERISA Matters — promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i)            with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date of the Closing; or

(ii)           the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)          any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

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(f)         Supplemental Indentures — promptly, and in any event within thirty days after the execution and delivery thereof, a copy of any indenture supplemental to the Indenture that the Company from time to time may hereafter execute and deliver which amends the Indenture in any material respect;

(g)         Requested Information — with reasonable promptness, the names and contact information of holders of the outstanding Secured Obligations of which the Company has knowledge and the principal amount of the outstanding Secured Obligation owed to each (unless disclosure of such names, contact information or holdings is prohibited by law), and such data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations under any Financing Agreement as from time to time may be reasonably requested by such holder of Series 2014B Notes.

Section 7.2           Officer’s Certificate. Each set of financial statements delivered to a holder of Series 2014B Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

(a)        Covenant Compliance — (i) the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Article IV of the Indenture during the quarterly or annual period covered by the statements then being furnished; (ii) to the extent the Company issued additional Secured Obligations (as defined in the Indenture) under the Indenture during the period covered by the statements being furnished, any calculations that the Company provided to the Trustee (as defined in the Indenture) to show compliance with the Indenture in connection with the issuance of the additional Secured Obligations (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence). In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 19.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election; and

(b)        Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and of the Indenture and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

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Section 7.3.          Visitation. The Company shall permit the representatives of each holder of Series 2014B Notes that is an Institutional Investor:

(a)        No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and, with the consent of the Company (which consent will not be unreasonably withheld), to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b)        Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

Section 7.4.       Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officers’ Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b), (c) or (f) and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements:

(i)          such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 or other information provided pursuant to Sections 7.1(c) and (f) are delivered to each holder of a Note by e-mail; or

(ii)         such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 or other information provided pursuant to Sections 7.1(c) and (f) are timely posted by or on behalf of the Company on IntraLinks, EDGAR or on any other similar website to which each holder of Notes has free access or on the Company’s homepage on the internet, which is located at www.tristategt.org as of the date of this Agreement.

provided however, that in the case of any of clause (ii), the Company shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 14, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.

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SECTION 8.                AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Series 2014B Notes are outstanding:

Section 8.1.          Compliance with Law. Without limiting Section 9.2, the Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 8.2.          Insurance. The Company will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 8.3.          Maintenance of Properties. The Company will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company and such Subsidiary has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 8.4.          Payment of Taxes. The Company will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent the same have become due and payable and before they have become delinquent, provided that any Subsidiary does not need to pay any such tax, assessment, charge or levy if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges and levies in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 8.5.          Corporate Existence, Etc. The Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of its Subsidiaries unless, in the good

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faith judgment of the Company or such Subsidiary, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

Section 8.6.          Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over such Subsidiary.

Section 8.7.          Change in Control. (a) Notice of Change in Control or Control Event. The Company will, within 15 Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Series 2014B Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this Section 8.7. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay the Series 2014B Notes as described in subparagraph (c) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (g) of this Section 8.7.

(b)           Condition to Company Action. The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least 15 Business Days prior to such action it shall have given to each holder of Series 2014B Notes written notice containing and constituting an offer to prepay Series 2014B Notes as described in subparagraph (c) of this Section 8.7, accompanied by the certificate described in subparagraph (g) of this Section 8.7, and (ii) contemporaneously with such action, it prepays all Series 2014B Notes required to be prepaid in accordance with this Section 8.7.

(c)           Offer to Prepay Series 2014B Notes. The offer to prepay Series 2014B Notes contemplated by subparagraphs (a) and (b) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Series 2014B Notes held by each holder (in this case only, “holder” in respect of any Series 2014B Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 8.7, such date shall be not less than 20 days and not more than 45 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 30th day after the date of such offer).

(d)           Acceptance; Rejection. A holder of Series 2014B Notes may accept the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance or rejection to be delivered to the Company at least 5 Business Days prior to the Proposed Prepayment Date. A failure by a holder of Series 2014B Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

(e)           Prepayment. Prepayment of the Series 2014B Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Series 2014B Notes, together with

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interest on such Series 2014B Notes accrued to the date of prepayment. The prepayment shall be made on the Proposed Prepayment Date except as provided in subparagraph (f) of this Section 8.7.

(f)            Deferral Pending Change in Control. The obligation of the Company to prepay Series 2014B Notes pursuant to the offers required by subparagraph (b) and accepted in accordance with subparagraph (d) of this Section 8.7 is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change in Control occurs. The Company shall keep each holder of Series 2014B Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.7 in respect of such Change in Control shall be deemed rescinded).

(g)           Officer’s Certificate. Each offer to prepay the Series 2014B Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Series 2014B Note offered to be prepaid; (iv) the interest that would be due on each Series 2014B Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

(h)           Effect on Required Payments. The amount of each payment of the principal of the Series 2014B Notes of any tranche made pursuant to this Section 8.7 shall be applied against and reduce each of the then remaining principal payments due pursuant to Section 8.8 by a percentage equal to the aggregate principal amount of the Series 2014B Notes of such tranche so paid divided by the aggregate principal amount of the Series 2014B Notes of such tranche outstanding immediately prior to such payment.

(i)          “Change in Control” Defined. “Change in Control” means, with respect to the Company, (a) failure to be a member-owned cooperative corporation or (b) a majority of the Members existing on the date hereof cease to be Members of the Company.

(j)         “Control Event” Defined. “Control Event” means:

(i)          the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

(ii)          the acceptance by the requisite number of Members of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as

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such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing) to any of the Members, which offer would result in a Change in Control.

Section 8.8.          Required Prepayments. (a) On October 1, 2029 and on each October 1 thereafter to and including October 1, 2032, the Company will prepay in accordance with the amortization schedule set forth in Schedule 8.8 the principal amount (or such lesser principal amount as shall then be outstanding) of the Tranche 1 Notes at par and without payment of the Make-Whole Amount or any premium. The entire unpaid principal amount of the Tranche 1 Notes shall become due and payable on October 1, 2033. Upon any partial prepayment of the Tranche 1 Notes pursuant to Section 8.7, Section 8.9 or Section 8.15, the principal amount of each required prepayment of the Tranche 1 Notes becoming due under this Section 8.8(a) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Tranche 1 Notes is reduced as a result of such prepayment or purchase.

(b)     On October 1, 2033 and on each October 1 thereafter to and including October 1, 2038, the Company will prepay in accordance with the amortization schedule set forth in Schedule 8.8 the principal amount (or such lesser principal amount as shall then be outstanding) of the Tranche 2 Notes at par and without payment of the Make-Whole Amount or any premium. The entire unpaid principal amount of the Tranche 2 Notes shall become due and payable on October 1, 2039. Upon any partial prepayment of the Tranche 2 Notes pursuant to Section 8.7, Section 8.9 or Section 8.15, the principal amount of each required prepayment of the Tranche 2 Notes becoming due under this Section 8.8(b) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Tranche 2 Notes is reduced as a result of such prepayment or purchase.

(c)     On October 1, 2034 and on each October 1 thereafter to and including October 1, 2044, the Company will prepay in accordance with the amortization schedule set forth in Schedule 8.8 the principal amount (or such lesser principal amount as shall then be outstanding) of the Tranche 3 Notes at par and without payment of the Make-Whole Amount or any premium. The entire unpaid principal amount of the Tranche 3 Notes shall become due and payable on October 1, 2045. Upon any partial prepayment of the Tranche 3 Notes pursuant to Section 8.7, Section 8.9 or Section 8.15, the principal amount of each required prepayment of the Tranche 3 Notes becoming due under this Section 8.8(b) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Tranche 3 Notes is reduced as a result of such prepayment or purchase.

Section 8.9.          Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Series 2014B Notes, of any tranche in an amount not less than 10% of the original aggregate principal amount of the Series 2014B Notes of such tranche to be prepaid in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount of each Series 2014B Note of such tranche then outstanding. The Company will give each holder of Series 2014B Notes of such tranche written notice of each optional prepayment under this Section 8.9 not less than 15 days and not more

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than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Series 2014B Notes of such tranche to be prepaid on such date, the principal amount of each Series 2014B Note of such tranche held by such holder to be prepaid (determined in accordance with Section 8.10), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer of the Company as to the estimated respective Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Series 2014B Notes of such tranche a certificate of a Senior Financial Officer specifying the calculation of each such Make-Whole Amount as of the specified prepayment date.

Notwithstanding anything contained in this Section 8.9 or Section 8.10 to the contrary, if and so long as any Default or Event of Default exists, any partial prepayment of the Series 2014B Notes pursuant to the provisions of this Section 8.9 shall be allocated among all of the Series 2014B Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof (without regard to Series or tranche).

Section 8.10.          Allocation of Partial Prepayments. In the case of each partial prepayment of the Series 2014B Notes of any tranche pursuant to the provisions of Section 8.8, the principal amount of the Series 2014B Notes of such tranche to be prepaid shall be allocated among all of the Series 2014B Notes of such tranche, at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

Subject to the provisions of the second paragraph of Section 8.9, in the case of each partial prepayment of the Series 2014B Notes of any tranche pursuant to the provisions of Section 8.9, the principal amount of the Series 2014B Notes of such tranche to be prepaid shall be allocated among all of the Series 2014B Notes of such tranche, at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

Section 8.11.          Maturity; Surrender, Etc. In the case of each prepayment of Series 2014B Notes pursuant to this Section 8, the principal amount of each Series 2014B Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount as aforesaid, interest on such principal amount shall cease to accrue. Any Series 2014B Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Series 2014B Note shall be issued in lieu of any prepaid principal amount of any Series 2014B Note.

Section 8.12.          Purchase of Series 2014B Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Series 2014B Notes except (a) upon the payment or prepayment of the Series 2014B Notes in accordance with the terms of this Agreement and the Series 2014B Notes or (b) pursuant to a written offer to purchase any outstanding Series 2014B Notes of any tranche made by the Company or an Affiliate pro rata to the holders of the Series 2014B Notes of such tranche

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upon the same terms and conditions provided, that if and so long as any Default or Event of Default exists, such written offer shall be made pro rata to the holders of the Series 2014B Notes of all tranches. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 20 Business Days. If the holders of more than 50% of the principal amount of the Series 2014B Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by the holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Series 2014B Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Series 2014B Notes pursuant to any provision of this Agreement and no Series 2014B Notes may be issued in substitution or exchange for any such Series 2014B Notes.

Section 8.13.          Make-Whole Amount for the Series 2014B Notes. The term “Make-Whole Amount” means with respect to any Series 2014B Note an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series 2014B Note, minus the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings with respect to the Called Principal of such Series 2014B Note:

“Called Principal” means, the principal of the Series 2014B Note that is to be prepaid pursuant to Section 8.9 or has become or is declared to be immediately due and payable pursuant to Section 18.2, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Series 2014B Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Series 2014B Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Series 2014B Note, 0.50% over the yield to maturity implied by the ask-side yield(s) reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the ask-side yields Reported for the applicable most

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recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note. If such ask-side yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to such Called Principal of any Series 2014B Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Series 2014B Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.9 or 18.2.

“Settlement Date” means, with respect to such Called Principal of any Series 2014B Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.9 or has become or is declared to be immediately due and payable pursuant to Section 18.2, as the context requires.

Section 8.14.                               UCC Financing Statements and the Supplement. Within 45 days following the Closing, the Supplement and all UCC Financing Statements related to the Supplement or

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other instruments with respect thereto as may be necessary shall have been duly filed or recorded in such manner and in such places as is satisfactory to the Purchasers (and their special counsel) and the Company and as described in Schedule 8.14 (collectively, the “Collateral Filings”) (and no other instruments shall be required to be filed) to establish and perfect the security interests and liens of the Trustee in the Mortgaged Property created by or pursuant to the Indenture and which can be perfected by filing the Supplement or a UCC Financing Statement under the UCC.

Section 8.15.                               Prepayment in Connection with Member Termination Event. In the event of a Member Termination Event, the Company shall offer to prepay each outstanding Series 2014B Note in a principal amount which equals the Ratable Portion for such Series 2014B Note, together with accrued interest thereon to the date of such prepayment, but without any Make-Whole Amount. The Company shall give written notice of such offer of prepayment to the holders of all outstanding Series 2014B Notes, which notice shall (i) refer specifically to this Section 8.15 and describe in reasonable detail the Member Termination Event(s) giving rise to such offer to prepay the Series 2014B Notes, (ii) specify the Ratable Portion of each Series 2014B Note being offered to be prepaid, (iii) specify a date not less than 30 days and not more than 60 days after the date of such notice (the “Member Termination Event Prepayment Date”) and specify the Member Termination Event Response Date and (iv) offer to prepay on the Member Termination Event Prepayment Date such Ratable Portion of each Series 2014B Note together with interest accrued thereon to the Member Termination Event Prepayment Date. Each holder of a Series 2014B Note shall notify the Company of such holder’s acceptance or rejection of such offer by giving written notice of such acceptance or rejection to the Company (provided, however, that any holder who fails to so notify the Company shall be deemed to have rejected such offer) on a date at least 10 days prior to the Member Termination Event Prepayment Date (such date 10 days prior to the Member Termination Event Prepayment Date being the “Member Termination Event Response Date”), and the Company shall prepay on the Member Termination Event Prepayment Date such Ratable Portion of each Series 2014B Note held by the holders who have accepted such offer in accordance with this Section 8.15, together with accrued interest thereon to the date of such prepayment.

SECTION 9.                                               NEGATIVE COVENANTS.

The Company covenants that so long as any of the Series 2014B Notes are outstanding:

Section 9.1.                              Transactions with Affiliates. The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 9.2.                              Line of Business. The Company will not engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the

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business in which the Company and its Subsidiaries, taken as whole, is engaged on the date of this Agreement.

Section 9.3.                              Terrorism Sanctions Regulations. The Company will not and will not permit any Controlled Entity (a) to become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any Person that is the target of sanctions imposed by the United Nations or by the European Union, or (b) directly or indirectly to have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Series 2014B Notes) with any Person if such investment, dealing or transaction (i) would cause any holder to be in violation of any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions, or (c) to engage, nor shall any Affiliate of either engage, in any activity that could subject such Person or any holder to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions.

Section 9.4.                      Wholesale Power Contracts Receivables. The Company will not utilize subsection (xxi) of the definition of “Permitted Liens and Encumbrances” under the Indenture to pledge any current asset that constitutes a receivable by the Company under the terms of any Wholesale Power Contract.

SECTION 10.                                        PAYMENTS ON SERIES 2014B NOTES.

Section 10.1.                               Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Series 2014B Note, and notwithstanding anything contained in the Indenture or in such Series 2014B Note to the contrary, the Company will pay all sums becoming due on such Series 2014B Note for principal, Make-Whole Amount or premium, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Series 2014B Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Series 2014B Note, such Purchaser shall surrender such Series 2014B Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Article 2 of the Indenture. Prior to any sale or other disposition of any Series 2014B Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Series 2014B Note to the Company in exchange for a new Series 2014B Note or Series 2014B Notes of the applicable tranche pursuant to Section 2.05 of the Indenture. The Company will afford the benefits of this Section 10.1 to any Institutional Investor that is the direct or indirect transferee of any Series 2014B Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Series 2014B Note as the Purchasers have made in this Section 10.1.

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SECTION 11.                                        EXPENSES, ETC.

Section 11.1.                            Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Series 2014B Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of any Financing Agreement (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under any Financing Agreement or in responding to any subpoena or other legal process or informal investigative demand issued in connection with any Financing Agreement, or by reason of being a holder of any Series 2014B Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated by any Financing Agreement and (c) the costs and expenses incurred in connection with the initial filing of any Financing Agreement and all related documents and financial information with the SVO, provided that such costs and expenses under this clause (c) shall not exceed $1,350 per tranche for the Series 2014B Notes. The Company will pay, and will save each Purchaser and each other holder of a Series 2014B Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Series 2014B Notes).

Section 11.2.                               Survival. The obligations of the Company under this Section 11 will survive the payment or transfer of any Series 2014B Note, the enforcement, amendment or waiver of any provision of any Financing Agreement, and the termination of any Financing Agreement.

SECTION 12.                                        SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of the Financing Agreements, the purchase or transfer by any Purchaser of any Series 2014B Note or portion thereof or interest therein and the payment of any Series 2014B Note, and may be relied upon by any subsequent holder of a Series 2014B Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Series 2014B Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, the Financing Agreements embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 13.                                        AMENDMENT AND WAIVER.

Section 13.1.                               Requirements. The Company will not cause or permit the Indenture to be amended to change the amount or time of any prepayment or payment of principal of, or reduce

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the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on the Series 2014B Notes as set forth in the Supplement and the Series 2014B Notes, without the written consent of the holder of each Series 2014B Note at the time outstanding affected thereby. This Agreement and the Series 2014B Notes may be amended, and the observance of any term hereof or of the Series 2014B Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6, 8.7, 8.8, 8.9, 8.10, 8.11, 8.12, 8.13 or 8.15 hereof, or any defined term (as it is used therein), will be effective as to any holder unless consented to by such holder in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Series 2014B Note at the time outstanding affected thereby, change the percentage of the principal amount of the Series 2014B Notes the holders of which are required to consent to any such amendment or waiver or otherwise modify this Section 13.

Section 13.2.                               Solicitation of Holders of Series 2014B Notes.

(a)                      Solicitation. The Company will provide each holder of the Series 2014B Notes (irrespective of the amount of Series 2014B Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Series 2014B Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 13 to each holder of outstanding Series 2014B Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Series 2014B Notes.

(b)                      Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise (other than legal fees or other related expenses), or grant any security or provide other credit support, to any holder of Series 2014B Notes as consideration for or as an inducement to the entering into by any holder of Series 2014B Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Series 2014B Notes then outstanding even if such holder did not consent to such waiver or amendment.

(c)                       Consent in Contemplation of Transfer. Any consent made pursuant to this Section 13.2 by the holder of any Series 2014B Note that has transferred or has agreed to transfer such Series 2014B Note to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Series 2014B Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder.

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Section 13.3.                               Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 13 applies equally to all holders of Series 2014B Notes and is binding upon them and upon each future holder of any Series 2014B Note and upon the Company without regard to whether such Series 2014B Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Series 2014B Note nor any delay in exercising any rights hereunder or under any Series 2014B Note shall operate as a waiver of any rights of any holder of such Series 2014B Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 13.4.                               Series 2014B Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Series 2014B Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Series 2014B Notes, or have directed the taking of any action provided herein or in the Series 2014B Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Series 2014B Notes then outstanding, Series 2014B Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 14.                                        NOTICES.

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i)                             if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii)                          if to any other holder of any Series 2014B Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii)                               if to the Company, to Tri-State Generation and Transmission Association, Inc., Attention: Senior Vice President and Chief Financial Officer, at 1100 W. 116th Avenue, Westminster, Colorado 80234 (if by hand delivery, certified or registered mail) or 3761 Eureka Way, Frederick, Colorado 80516 (if by overnight courier service), or at such other address as the Company shall have specified to the holder of each Series 2014B Note in writing, or

(iv)                              if to the Trustee, to Wells Fargo Bank, National Association, as Trustee, Corporate Trust, 750 N. Saint Paul Place, Suite 1750, MAC T9263-170, Dallas, Texas

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75201 or at such other address as the Trustee shall have specified to the Company and each other party hereto in writing.

Notices under this Section 14 will be deemed given only when actually received.

SECTION 15.                     INDEMNIFICATION.

The Company hereby agrees to indemnify and hold the Purchasers harmless from, against and in respect of any and all loss, liability and expense (including reasonable attorneys’ fees) arising from any misrepresentation or nonfulfillment of any undertaking on the part of the Company under this Agreement. The indemnification obligations of the Company under this Section 15 shall survive the execution and delivery of this Agreement, the delivery of the Series 2014B Notes to the Purchasers and the consummation of the transactions contemplated herein.

SECTION 16.                                        REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Series 2014B Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 16 shall not prohibit the Company or any other holder of Series 2014B Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 17.                                        CONFIDENTIAL INFORMATION.

For the purposes of this Section 17, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure and not subject to terms of confidentiality, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 of this Agreement that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such

35

Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by Series 2014B Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 17, (iii) any other holder of any Series 2014B Note, (iv) any Institutional Investor to which it sells or offers to sell such Series 2014B Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 17), (v) any Person from which it offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 17), (vi) any federal or state or provincial regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Series 2014B Notes and this Agreement. Each holder of a Series 2014B Note, by its acceptance of a Series 2014B Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 17 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Series 2014B Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 17.

SECTION 18.                                        EVENTS OF DEFAULT; ACCELERATION.

Section 18.1.               Events of Default. An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)                         the occurrence of any “default” under Section 6.01(a) of the Indenture with respect to any Series 2014B Note (subject to the grace period set forth therein); or

(b)                         the occurrence of any other “default” under Section 6.01 of the Indenture (other than defaults described in (a) above) (subject to the cure period set forth therein); or

(c)                          any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement, the Indenture or in any writing furnished in connection with the transactions contemplated hereby, proves to

36

have been false, incorrect or misleading in any Material respect on the date as of which made; or

(d)                         the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 18.1) or in the Indenture and such default is not remedied, in the case of defaults hereunder, within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 18), and in the case of defaults under the Indenture, within the grace period specified for such defaults in the Indenture; or

(e)                          (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest (in the payment amount of at least $100,000) on any Indebtedness (other than the Series 2014B Notes and any other notes or other debt instruments authenticated under the Indenture) that is outstanding in an aggregate principal amount of at least the Threshold Amount beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any instrument, mortgage, indenture or other agreement relating to any Indebtedness (other than the Series 2014B Notes and any other notes or debt instruments authenticated under the Indenture) in an aggregate principal amount of at least the Threshold Amount or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable or one or more Persons has the right to declare such Indebtedness to be due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), the Company or any Subsidiary has become obligated to purchase or repay Indebtedness (other than the Series 2014B Notes and any other notes authenticated under the Indenture) before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least the Threshold Amount or one or more Persons have the right to require the Company or any Subsidiary to purchase or repay such Indebtedness; or

(f)                           if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) for which the Company or any ERISA Affiliate is obligated under all Plans, determined in accordance with Title IV of ERISA,

37

shall exceed the Threshold Amount, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that could increase the liability of the Company or any Subsidiary thereunder; provided that any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 18.1(f), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 18.2.                               Acceleration. (a) If an Event of Default has occurred with respect to the Company in connection with an “Event of Default” as described under Section 6.01(c) or (d) of the Indenture, all of the Series 2014B Notes then outstanding shall automatically become immediately due and payable.

(b)                      If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in aggregate principal amount of the Series 2014B Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all of the Series 2014B Notes then outstanding to be immediately due and payable.

(c)                       If any Event of Default described in paragraph (a) of Section 18.1 has occurred and is continuing with respect to any Notes, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all of the Series 2014B Notes held by such holder or holders to be immediately due and payable.

Upon any Note’s becoming due and payable under this Section 18.2, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Series 2014B Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Series 2014B Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

38

SECTION 19.                                                    MISCELLANEOUS.

Section 19.1.                               Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Series 2014B Note) whether so expressed or not.

Section 19.2.                               Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with Accounting Requirements. Except as otherwise specifically provided herein, (a) all computations made pursuant to this Agreement shall be made in accordance with Accounting Requirements, and (b) all financial statements shall be prepared in accordance with Accounting Requirements. For purposes of determining compliance with Article 4 of the Indenture and any other current or future financial covenant or provision contained in the Indenture, this Agreement, and any future supplemental indentures, any election by the Company to measure an item of “Debt” (as such term is defined in the Indenture) using fair value (as permitted by Statement of Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 — Fair Value Option, International Accounting Standard 39 — Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 19.3.                               Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 19.4.                               Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

Section 19.5.                               Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 19.6.                               Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New

39

York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 19.7.                                 Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Series 2014B Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)                                 The Company consents to process being served by or on behalf of any holder of Series 2014B Notes in any suit, action or proceeding of the nature referred to in Section 19.7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 14 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)                                  Nothing in this Section 19.7 shall affect the right of any holder of a Series 2014B Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Series 2014B Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)                                 The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Series 2014B Notes or any other document executed in connection herewith or therewith.

* * * * *

40

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this 2014 Note Purchase Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

By	/s/ Patrick L. Bridges
Name: Patrick L. Bridges
Its: Senior Vice President and Chief
Financial Officer

TRI-STATE GENERATION AND	2014 NOTE PURCHASE AGREEMENT
TRANSMISSION ASSOCIATION, INC.

This 2014 Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Richard Carrell
Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management Japan Co., Ltd., as Investment Manager

By:	Prudential Investment Management, Inc., as Sub-Adviser

	By:	/s/ Richard Carrell
Vice President

PICA HARTFORD LIFE INSURANCE COMFORT TRUST

By:	The Prudential Insurance Company of America, as Grantor

	By:	/s/ Richard Carrell
Vice President

TRI-STATE GENERATION AND	2014 NOTE PURCHASE AGREEMENT
TRANSMISSION ASSOCIATION, INC.

This 2014 Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

ZURICH AMERICAN INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Richard Carrell
Vice President

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Richard Carrell
Vice President

MTL INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Richard Carrell
Vice President

TRI-STATE GENERATION AND	2014 NOTE PURCHASE AGREEMENT
TRANSMISSION ASSOCIATION, INC.

This 2014 Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

AMERICAN GENERAL LIFE INSURANCE COMPANY

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	AIG Asset Management (U.S.) LLC, Investment Adviser

By:	/s/ Paul Hallauer
Paul Hallauer, Managing Director

TRI-STATE GENERATION AND	2014 NOTE PURCHASE AGREEMENT
TRANSMISSION ASSOCIATION, INC.

This 2014 Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ Laura Parrott
Name:	Laura Parrott
Title:	Director

TRI-STATE GENERATION AND	2014 NOTE PURCHASE AGREEMENT
TRANSMISSION ASSOCIATION, INC.

This 2014 Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

By:	/s/ L. Katrice Simpson
Name:	L. Katrice Simpson
Title:	Assistant Secretary — Treasurer

TRI-STATE GENERATION AND	2014 NOTE PURCHASE AGREEMENT
TRANSMISSION ASSOCIATION, INC.

This 2014 Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney-in-Fact

By:	/s/ Karl H. Spaeth, Jr.
Name:	Karl H. Spaeth, Jr.
Title:	Vice President

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney-in-Fact

By:	/s/ Karl H. Spaeth, Jr.
Name:	Karl H. Spaeth, Jr.
Title:	Vice President

TRI-STATE GENERATION AND	2014 NOTE PURCHASE AGREEMENT
TRANSMISSION ASSOCIATION, INC.

This 2014 Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

VOYA INSURANCE AND ANNUITY COMPANY

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

RELIASTAR LIFE INSURANCE COMPANY

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

SECURITY LIFE OF DENVER INSURANCE COMPANY

By:	Voya Investment Management LLC, as Agent

By:	/s/ Paul Aronson
Name:	Paul Aronson
Title:	Senior Vice President

LEO 2013-1 LLC

By:	Voya Investment Management Co. LLC, as Agent

By:	/s/ Paul Aronson
Name:	Paul Aronson
Title:	Senior Vice President

TRI-STATE GENERATION AND	2014 NOTE PURCHASE AGREEMENT
TRANSMISSION ASSOCIATION, INC.

This 2014 Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

TRANSAMERICA LIFE (BERMUDA) LTD

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Frederick B. Howard
Name:	Frederick B. Howard
Title:	Vice President

TRANSAMERICA LIFE INSURANCE COMPANY

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Frederick B. Howard
Name:	Frederick B. Howard
Title:	Vice President

TLIC RIVERWOOD REINSURANCE INC.

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Frederick B. Howard
Name:	Frederick B. Howard
Title:	Vice President

TRI-STATE GENERATION AND	2014 NOTE PURCHASE AGREEMENT
TRANSMISSION ASSOCIATION, INC.

This 2014 Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

PHOENIX LIFE INSURANCE COMPANY

By:	/s/ Nelson Correa
Name:	Nelson Correa
Title:	Senior Managing Director, Private Placements

PHL VARIABLE INSURANCE COMPANY

By:	/s/ Nelson Correa
Name:	Nelson Correa
Title:	Its Duly Authorized Officer

TRI-STATE GENERATION AND	2014 NOTE PURCHASE AGREEMENT
TRANSMISSION ASSOCIATION, INC.

This 2014 Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

PRINCIPAL LIFE INSURANCE COMPANY

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

	By:	/s/ Joellen J. Watts
	Name:	Joellen J. Watts, Counsel

	By:	/s/ Debra Svoboda Epp
	Name:	Debra Svoboda Epp
Assistant General Counsel

TRI-STATE GENERATION AND	2014 NOTE PURCHASE AGREEMENT
TRANSMISSION ASSOCIATION, INC.

This 2014 Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By:	/s/ Jeffrey A. Fossell
Name:	Jeffrey A. Fossell
Title:	Authorized Signatory

TRI-STATE GENERATION AND	2014 NOTE PURCHASE AGREEMENT
TRANSMISSION ASSOCIATION, INC.

This 2014 Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Diane W. Dales
Name:	Diane W. Dales
Title:	Assistant Vice President

By:	/s/ Cathy L. Schwartz
Name:	Cathy L. Schwartz
Title:	Assistant Secretary

TRI-STATE GENERATION AND	2014 NOTE PURCHASE AGREEMENT
TRANSMISSION ASSOCIATION, INC.

This 2014 Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine
Name:	David Divine
Title:	Portfolio Manager

TRI-STATE GENERATION AND	2014 NOTE PURCHASE AGREEMENT
TRANSMISSION ASSOCIATION, INC.

3.90% FIRST MORTGAGE BONDS DUE 10/01/2033

PPN: 89566E A#5

4.30% FIRST MORTGAGE BONDS DUE 10/01/2039

PPN: 89566E B*8

This 2014 Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

SUN LIFE ASSURANCE COMPANY OF CANADA Acting through its U.S. Branch

By:	/s/ Deborah J. Foss
Name:	Deborah J. Foss
Title:	Managing Director, Head of Private Debt Private Fixed Income

By:	/s/ Ann C. King
Name:	Ann C. King
Title:	Assistant Vice President and Senior Counsel

SUN LIFE ASSURANCE COMPANY OF CANADA
Acting through its Bermuda Branch

By:
Name:
Title:

By:
Name:
Title:

TRI-STATE GENERATION AND	2014 NOTE PURCHASE AGREEMENT
TRANSMISSION ASSOCIATION, INC.

3.90% FIRST MORTGAGE BONDS DUE 10/01/2033

PPN: 89566E A#5

4.30% FIRST MORTGAGE BONDS DUE 10/01/2039

PPN: 89566E B*8

This 2014 Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

SUN LIFE ASSURANCE COMPANY OF CANADA
Acting through its U.S. Branch

By:
Name:
Title:

By:
Name:
Title:

SUN LIFE ASSURANCE COMPANY OF CANADA
Acting through its Bermuda Branch

By:	/s/ David Fletcher
Name:	David Fletcher
Title:	Managing Director Private Fixed Income

By:	/s/ Michael Bjelic
Name:	Michael Bjelic
Title:	Senior Director Private Fixed Income

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	Tranche 1	$6,142,000
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4300
Dallas, TX 75201
Attention: Managing Director, Energy Finance Group - Power

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.:                                           021-000-021

Account Name:          Prudential Managed Portfolio

Account No.:                        P86188 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “3.90% First Mortgage Obligations, Series 2014B Notes, Tranche 1 due 2033, Security No. INV11127, PPN 89566E A#5” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

Address for all notices relating to payments:

The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

SCHEDULE A

(to 2014 Note Purchase Agreement)

Address for all other communications and notices:

The Prudential Insurance Company of America

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group - Power

Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone:           (973) 367-3141

Facsimile:                 (888) 889-3832

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 22-1211670

Original Notes to be delivered via overnight courier to:

Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention:            William H. Bulmer

Telephone:           (214) 720-6204

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	Tranche 1	$20,000,000
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4300
Dallas, TX 75201
Attention: Managing Director, Energy Finance Group - Power

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.:                                           021-000-021

Account Name:          The Prudential-Privest Portfolio

Account No.:                        P86189 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “3.90% First Mortgage Obligations, Series 2014B Notes, Tranche 1 due 2033, Security No. INV11127, PPN 89566E A#5” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

Address for all notices relating to payments:

The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

Address for all other communications and notices:

The Prudential Insurance Company of America

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group - Power

Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141

Facsimile: (888) 889-3832

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 22-1211670

Original Notes to be delivered via overnight courier to:

Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: William H. Bulmer

Telephone: (214) 720-6204

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

THE GIBRALTAR LIFE INSURANCE CO., LTD.	Tranche 1	$25,079,000
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4300
Dallas, TX 75201
Attention: Managing Director, Energy Finance Group - Power

Payments

All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.:                                           021-000-021

Account Name:          GIBPRVHFR1

Account No.:                        P30782

Each such wire transfer shall set forth the name of the Company, a reference to “3.90% First Mortgage Obligations, Series 2014B Notes, Tranche 1 due 2033, Security No. INV11127, PPN 89566E A#5” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.                                               021-000-021

Account No.                            304199036

Account Name:          Prudential International Insurance Service Co.

Each such wire transfer shall set forth the name of the Company, a reference to “3.90% First Mortgage Obligations, Series 2014B Notes, Tranche 1 due 2033, Security No. INV11127, PPN 89566E A#5” and the due date and application (e.g., type of fee) of the payment being made.

Notices

Address for all notices relating to payments:

The Gibraltar Life Insurance Co., Ltd.

2-13-10, Nagata-cho

Chiyoda-ku, Tokyo 100-8953, Japan

Telephone: 81-3-5501-6680

Facsimile: 81-3-5501-6432

E-mail: mizuho.matsumoto@gib-life.co.jp

Attention: Mizuho Matsumoto, Team Leader of Investment Administration Team

and e-mail copy to:

Ito_Yuko@gib-life.co.jp

Maki.Ichihari@gib-life.co.jp

Kenji.Inoue@gib-life.co.jp

Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group-Power

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 98-0408643

Original Notes to be delivered via overnight courier to:

Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: William H. Bulmer

Telephone: (214) 720-6204

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

PICA HARTFORD LIFE INSURANCE COMFORT TRUST	Tranche 1	$5,779,000
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4300
Dallas, TX 75201
Attention: Managing Director, Energy Finance Group - Power

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

BONY Mellon

101 Barclay Street

New York, NY 10286

ABA: 021-000-018

Account Name: BNY Mellon Transfer Funds Reconcilement

Account Number: GLA 111-565

FFC: 248366 PICA Hartford Life Insurance Comfort Trust

Each such wire transfer shall set forth the name of the Company, a reference to “3.90% First Mortgage Obligations, Series 2014B Notes, Tranche 1 due 2033, Security No. INV11127, PPN 89566E A#5” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

Address for all notices relating to payments:

PICA Hartford Life Insurance Comfort Trust

c/o The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

Address for all other communications and notices:

PICA Hartford Life Insurance Comfort Trust

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group - Power

Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141

Facsimile: (888) 889-3832

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 22-1211670

Original Notes to be delivered via overnight courier to:

Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: William H. Bulmer

Telephone: (214) 720-6204

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	Tranche 3	$11,650,000
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4300
Dallas, TX 75201
Attention: Managing Director, Energy Finance Group - Power

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.:	021-000-021
Account Name:	Prudential Managed Portfolio
Account No.:	P86188 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “4.45% First Mortgage Obligations, Series 2014B Notes, Tranche 3 due 2045, Security No. INV11127, PPN 89566E B@6” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

Address for all notices relating to payments:

The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

Address for all other communications and notices:

The Prudential Insurance Company of America

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group - Power

Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141

Facsimile: (888) 889-3832

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 22-1211670

Original Notes to be delivered via overnight courier to:

Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: William H. Bulmer

Telephone: (214) 720-6204

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	Tranche 3	$18,950,000
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4300
Dallas, TX 75201
Attention: Managing Director, Energy Finance Group - Power

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.:	021-000-021
Account Name:	Prudential Managed Portfolio
Account No.:	P86189 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “4.45% First Mortgage Obligations, Series 2014B Notes, Tranche 3 due 2045, Security No. INV11127, PPN 89566E B@6” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

Address for all notices relating to payments:

The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

Address for all other communications and notices:

The Prudential Insurance Company of America

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group - Power

Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141

Facsimile: (888) 889-3832

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 22-1211670

Original Notes to be delivered via overnight courier to:

Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: William H. Bulmer

Telephone: (214) 720-6204

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

THE GIBRALTAR LIFE INSURANCE CO., LTD.	Tranche 3	$44,850,000
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4300
Dallas, TX 75201
Attention: Managing Director, Energy Finance Group - Power

Payments

All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.:	021-000-021
Account Name:	GIBPRVHFR1
Account No.:	P30782

Each such wire transfer shall set forth the name of the Company, a reference to “4.45% First Mortgage Obligations, Series 2014B Notes, Tranche 3 due 2045, Security No. INV11127, PPN 89566E B@6” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.	021-000-021
Account No.	304199036
Account Name:	Prudential International Insurance Service Co.

Each such wire transfer shall set forth the name of the Company, a reference to “4.45% First Mortgage Obligations, Series 2014B Notes, Tranche 3 due 2045, Security No. INV11127, PPN 89566E B@6” and the due date and application (e.g., type of fee) of the payment being made.

Notices

Address for all notices relating to payments:

The Gibraltar Life Insurance Co., Ltd.

2-13-10, Nagata-cho

Chiyoda-ku, Tokyo 100-8953, Japan

Telephone: 81-3-5501-6680

Facsimile: 81-3-5501-6432

E-mail: mizuho.matsumoto@gib-life.co.jp

Attention: Mizuho Matsumoto, Team Leader of Investment Administration Team

and e-mail copy to:

Ito_Yuko@gib-life.co.jp

Maki.Ichihari@gib-life.co.jp

Kenji.Inoue@gib-life.co.jp

Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group-Power

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 98-0408643

Original Notes to be delivered via overnight courier to:

Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: William H. Bulmer

Telephone: (214) 720-6204

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

ZURICH AMERICAN INSURANCE COMPANY	Tranche 3	$21,750,000
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4300
Dallas, TX 75201
Attention: Managing Director, Energy Finance Group - Power

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Bank of New York

ABA No:           021000018

BNF:                                IOC566

Attn:                                 PP P&I Department

Ref:                                     ZAIC Private Placements, Cusip

Each such wire transfer shall set forth the name of the Company, a reference to “4.45% First Mortgage Obligations, Series 2014B Notes, Tranche 3 due 2045, PPN 89566E B@6” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices of payments and written confirmations of such wire transfers:

Zurich North America

Attn: Treasury T1-19

1400 American Lane

Schaumburg, IL 60196-1056

Contact: Mary Fran Callahan, Vice President-Treasurer

Telephone: (847) 605-6447

Facsimile: (847) 605-7895

E-mail: mary.callahan@zurichna.com

Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group - Power

Name of Nominee in which Notes are to be issued: Hare & Co., LLC

Taxpayer I.D. Number: 36-4233459

Original Notes to be delivered via overnight courier to:

Bank of New York

Window A

One Wall Street, 3rd Floor

New York, NY 10286

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (Zurich American Insurance Co.-Private Placements; Account Number: 399141).

Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 2, 10th Floor

100 Mulberry

Newark, NJ 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

FARMERS NEW WORLD LIFE INSURANCE COMPANY	Tranche 3	$12,800,000
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4300
Dallas, TX 75201
Attention: Managing Director, Energy Finance Group - Power

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.: 021000021

Account No.: 9009000200

Account Name: SSG Private Income Processing

For further credit to Account P58834 Farmers NWL

Each such wire transfer shall set forth the name of the Company, a reference to “4.45% First Mortgage Obligations, Series 2014B Notes, Tranche 3 due 2045, PPN 89566E B@6” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices of payments and written confirmations of such wire transfers:

investment.accounting@farmersinsurance.com

or

Farmers Insurance Company

Attention: Investment Accounting Team

4680 Wilshire Blvd., 4th Floor

Los Angeles, CA 90010

and

investments.operations@farmersinsurance.com

or

Farmers New World Life Insurance Company

Attention: Investment Operations Team

3003 77th Avenue Southeast, 5th Floor

Mercer Island, WA 98040-2837

Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group - Power

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 91-0335750

Original Notes to be delivered via overnight courier to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

Attention: Physical Receive Department / Brian Cavanaugh

Telephone: (718) 242-0264

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (“P58834 — Farmers New World Life Private Placement”) and CUSIP information.

Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 2, 10th Floor

100 Mulberry

Newark, NJ 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

MTL INSURANCE COMPANY	Tranche 3	$3,000,000
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4300
Dallas, TX 75201
Attention: Managing Director, Energy Finance Group - Power

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Northern Trust Company

ABA # 071000152

Credit Wire Account # 5186061000

FFC: 26-32065/MTL Insurance Company - Prudential

Each such wire transfer shall set forth the name of the Company, a reference to “4.45% First Mortgage Obligations, Series 2014B Notes, Tranche 3 due 2045, PPN 89566E B@6” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices of payments and written confirmations of such wire transfers:

MTL Insurance Company

1200 Jorie Blvd.

Oak Brook, IL 60522-9060

Attention: Margaret Culkeen

Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group - Power

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 36-1516780

Original Notes to be delivered via overnight courier to:

Northern Trust Co

Trade Securities Processing

801 South Canal Street

CIN

Chicago, IL 60607

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (MTL Insurance Company-Prudential; Account Number: 26-32065).

Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 2, 10th Floor

100 Mulberry

Newark, NJ 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

AMERICAN GENERAL LIFE INSURANCE COMPANY	Tranche 1	$8,000,000
c/o AIG Asset Management
2929 Allen Parkway, A36-04	Tranche 3	$77,000,000
Houston, Texas 77019-2155

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount principal amount and premium amount, if applicable) to identify the source and application of such funds to:

State Street Bank & Trust Company

ABA # 011-000-028

Account Name:                                              American General Life Ins. Co. Physical; Fund Number PA40

Account Number:                                    0125-880-5

Reference:                                                                          PPN and Prin.: $       ; Int.: $

Notices

Payment notices, audit confirmations and related correspondence to:

American General Life Insurance Company (PA40)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attention: Private Placements Portfolio Administration

Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

American General Life Insurance Company (PA40)

c/o State Street Bank Corporation, Insurance Services

Fax: (816) 871-5539

*Compliance reporting information to:

*                      Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attention: Private Placements Compliance

Email: complianceprivateplacements@aig.com

Name of Nominee in which Notes are to be issued: AGL-DEL

Tax Identification Number (American General Life Insurance Company): 25-0598210.

Tax Identification Number (AGL-DEL): 74-2058550

Original notes delivered to:

DTCC

Newport Office Center

570 Washington Blvd.

Jersey City, NJ 07310

5th Floor / NY Window / Robert Mendez (617-985-2074)

FBO: State Street Bank & Trust for account PA40

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY	Tranche 1	$12,000,000
OF NEW YORK
c/o AIG Asset Management	Tranche 3	$23,000,000
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount principal amount and premium amount, if applicable) to identify the source and application of such funds to:

State Street Bank & Trust Company

ABA # 011-000-028

Account Name:                                                     The United States Life Ins. Co. Physical; Fund Number PA77

Account Number:                                          6956-534-9

Reference:                                                                                PPN and Prin.: $       ; Int.: $

Notices

Payment notices, audit confirmations and related correspondence to:

The United States Life Insurance Company in the City of New York (PA77)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attention: Private Placements Portfolio Administration

Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

The United States Life Insurance Company in the City of New York (PA77)

c/o State Street Bank Corporation, Insurance Services

Fax: (816) 871-5539

*Compliance reporting information to:

*                     Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attention: Private Placements Compliance

Email: complianceprivateplacements@aig.com

Name of Nominee in which Notes are to be issued: OCEANWHALE & CO.

Tax Identification Number (The United States Life Insurance Company in the City of New York): 13-5459480

Tax Identification Number (OCEANWHALE & CO.): 04-3336991

Original notes delivered to:

DTCC

Newport Office Center

570 Washington Blvd.

Jersey City, NJ 07310

5th Floor / NY Window / Robert Mendez (617-985-2074)

FBO: State Street Bank & Trust for account PA77

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY	Tranche 1	$20,000,000
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount principal amount and premium amount, if applicable) to identify the source and application of such funds to:

The Bank of New York Mellon

ABA # 021-000-018

Account Name:                                              BNYM Income

Account Number:                                   GLA111566

For Further Credit to:                  Variable Annuity Life Insurance Co.; Account No. 260735

Reference:                                                                         PPN and Prin.: $        ; Int.: $

Notices

Payment notices, audit confirmations and related correspondence to:

The Variable Annuity Life Insurance Company (260735)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attention: Private Placements Portfolio Administration

Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

The Variable Annuity Life Insurance Company (260735)

c/o The Bank of New York Mellon

Attn: P&I Department

Fax: (718) 315-3076

*Compliance reporting information to:

*                      Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attention: Private Placements Compliance

Email: complianceprivateplacements@aig.com

Name of Nominee in which Notes are to be issued: HARE & CO., LLC

Tax Identification Number (The Variable Annuity Life Insurance Company): 74-1625348

Tax Identification Number (HARE & CO., LLC): 13-6062916

Original notes delivered to:

The Bank of New York Mellon

One Wall Street — 3rd Floor — Free Receive Dept. (via overnight mail)

New York, NY 10286

Attention: Sammy Yankanah, Phone: (212) 635-7077

Account Name: The Variable Annuity Life Insurance Company

Account Number: 260735

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF	Tranche 3	$100,000,000
AMERICA
730 Third Avenue
New York, New York 10017

Payments

All payments on or in respect of the First Mortgage Bonds shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

JPMorgan Chase Bank, N.A.

ABA # 021-000-021

Account Number: 900-9-000200

Account Name: Teachers Insurance and Annuity Association of America

For Further Credit to the Account Number: G07040

Reference: PPN: 89566E B@6/Type Name of Issuer: Tri-State Generation and

Transmission Association, Inc.

Maturity Date: 2045/Interest Rate: 4.45%/P&I Breakdown

Notices

All notices with respect to payments and prepayments of the First Mortgage Bonds shall be sent to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017

Attention: Securities Accounting Division

Phone: (212) 916-5504

Facsimile: (212) 916-6955

With a copy to:

JPMorgan Chase Bank, N.A.

P.O. Box 35308

Newark, New Jersey 07101

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of the First Mortgage Bonds, (2) allocation of payment between principal, interest, Make-Whole Amount, other premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

All notices and communications, including notices with respect to payments and prepayments, shall be delivered or mailed to:

Teachers Insurance and Annuity Association of America

8500 Andrew Carnegie Blvd

Charlotte, North Carolina 28262

Attention:                                     Ho-Young Lee

Telephone:                               (704) 988-4349

Facsimile:                                     (704) 988-4916

Email:                                                        hlee@tiaa-cref.org

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 13-1624203

Original notes delivered to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

For TIAA A/C #G07040

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE	Tranche 3	$80,000,000
CORPORATION
20701 Cooperative Way
Dulles, Virginia 20166

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

JPMorgan Chase

1 Chase Manhattan Plaza

New York, NY

ABA#: 021000021

For Credit To: NRUCFC

Account Number: 5297214

Reference: CO047-A-9079

Notices

All notices with respect to payments and written confirmation of each such payment, to be addressed:

National Rural Utilities Cooperative Finance Corporation

20710 Cooperative Way

Dulles, VA 20166

Attn: Ann Shankroff

phone/fax 703-467-2741/703-467-5653

Legal notices to be addressed:

National Rural Utilities Cooperative Finance Corporation

20710 Cooperative Way

Dulles, VA 20166

Attn: General Counsel

Fax: 866-230-5635

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 52-0891669

Original notes delivered to:

National Rural Utilities Cooperative Finance Corporation

20701 Cooperative Way

Dulles, Virginia 20166

Attn: James Jablonski

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY	Tranche 3	$10,000,000
c/o Delaware Investment Advisers		$4,000,000
2005 Market Street, Mail Stop 41-104		$9,000,000
Philadelphia, Pennsylvania 19103		$5,000,000
		$4,000,000
		$5,000,000
		$5,000,000

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tri-State Generation and Transmission Association, Inc. 4.45% First Mortgage Notes due 10/1/2045, PPN 89566E B@6,” principal, premium or interest) to:

The Bank of New York Mellon

One Wall Street, New York, NY 10286

ABA #: 021000018

BENEFICIARY/Account #: GLA 111566

Attn: The Bank of New York Mellon Private Placement P & I Dept.

Bank to Bank Information Ref: insert Custody Account# listed below;

PPN 89566E B@6/Sec Desc/ P&I Details

Reference Registered Holder: The Lincoln National Life Insurance Company

PRINCIPAL
AMOUNT OF
TRANCHE 3		BANK CUSTODY
NOTES	ACCOUNT NAME	ACCOUNT #

$10,000,000	The Lincoln National Life Insurance Company — Seg 16	216625
$4,000,000	The Lincoln National Life Insurance Company — Seg J201	186228
$9,000,000	The Lincoln National Life Insurance Company — Seg 65	215732
$5,000,000	The Lincoln National Life Insurance Company — Seg 10	215714
$4,000,000	The Lincoln National Life Insurance Company — Seg 11	215715
$5,000,000	The Lincoln National Life Insurance Company — Seg J122	186227
$5,000,000	The Lincoln National Life Insurance Company — Seg 46	215726

Notices

All notices of payments on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, Pennsylvania 19103

Attn: Fixed Income Private Placements

Private Placement Fax: (215) 255-1654

and

Lincoln Financial Group

1300 South Clinton Street

Fort Wayne, Indiana 46802

Attn: K. Estep — Treasury Operations

Fax: (260) 455-1441

and

The Bank of New York Mellon

P. O. Box 19266

Newark, New Jersey 07195

Attn: Private Placement P & I Dept.

Ref: Registered Holder/Sec Desc/PPN#

Email: ppservicing@bnymellon.com

All other notices and communications to be addressed to Delaware Investment Advisers as first provided above.

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 13-5581829

Original notes delivered to:

The Bank of New York Mellon

Attn: Free Receive Department

Contact Person: Anthony Saviano, Dept. Manager (Telephone (212) 635-6764)

One Wall Street, 3rd Floor

New York, New York 10286

*(In cover letter reference note amount, account name & bank custody account number)

with a copy of cover letter by fax to:

Karen Costa — The Bank of New York Mellon

Fax #: (315) 414-5017

and a copy of cover letter and Notes by E-mail to:

Deborah K. Hayes — Lincoln Financial Group

deborah.hayes@lfg.com

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK	Tranche 3	$8,000,000
c/o Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, Pennsylvania 19103

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tri-State Generation and Transmission Association, Inc. 4.45% First Mortgage Notes due 10/1/2045, PPN 89566E B@6,” principal, premium or interest) to:

NORTHERN CHGO/Trust

801 South Canal St., Chicago, IL 60607

ABA #: 071000152

Credit A/C #: 5186041000

Attn: Northern Trust Income Dept

For Further Credit: Lincoln Life & Annuity Company of New York

Further Credit Custody A/C #: (insert Bank Custody Account # listed below)

REF: PPN 89566E B@6 / SECURITY DESC/ PAYMENT REASON

PRINCIPAL
AMOUNT OF
TRANCHE 3		BANK CUSTODY
NOTES	ACCOUNT NAME	ACCOUNT #

$8,000,000	Lincoln Life & Annuity Company of New York — Seg 1111	2624503

Notices

All notices of payments on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, Pennsylvania 19103

Attn: Fixed Income Private Placements

Private Placement Fax: (215) 255-1654

and

Lincoln Financial Group

1300 South Clinton Street

Fort Wayne, Indiana 46802

Attn: K. Estep — Treasury Operations

Fax: (260) 455-1441

and

The Northern Trust Company

801 South Canal Street

Income Collections C-3N

Attention: Viola Nash / Oscell Owens

Chicago, IL 60607

Fax: (312) 630-8179

REFERENCE: ACCOUNT NAME AND PPN/CUSIP #

All other notices and communications to be addressed to Delaware Investment Advisers as first provided above.

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 22-0832760

Original notes delivered to:

The Northern Trust Company

Attn: Wanda Leshone Ross (Telephone (312) 557-9507)

Trade Securities Processing, C1N

801 South Canal Street

Chicago, IL 60607

*(In cover letter reference note amount, account name, and bank custody account number)

and a copy of cover letter and Notes by E-mail to:

Deborah K. Hayes — Lincoln Financial Group

deborah.hayes@lfg.com

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

RELIASTAR LIFE INSURANCE COMPANY	Tranche 3	$4,300,000
c/o Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For all payments of scheduled principal and interest:

The Bank of New York Mellon

ABA#: 021000018

BNF:	GLA111566
Attention:	Income Collection Dept
Reference:	RLIC/Acct. 187035, 89566E B@6

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#: 021000018 or via SWIFT IRVTUS3NAMS

BNF:                                      GLA111566

Account No.:             1870358400

Account Name:          RLIC

Reference:        89566E B@6

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments shall be delivered or mailed to:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn:                    Operations/Settlements

Fax:                       (770) 690-4886

Address for all other communications and notices shall be delivered or mailed to:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn:                    Private Placements

Fax:                       (770) 690-5057

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 41-0451140

Original Notes to be delivered to:

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

with a copy to:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Lindy Freitag

Email: linda.freitag@voya.com

The cover letter accompanying the Notes should set forth the name of the issuer, a description of the Notes (including the interest rate, maturity date and private placement number), and the name of each purchaser and its account number at The Bank of New York Mellon and the following information:

The contact person at the Issuer of the Notes related to payments on the Notes is:

Name: Jessica Lien

Telephone #: 303-254-3635

E-mail: cfa@tristategt.org

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

SECURITY LIFE OF DENVER INSURANCE COMPANY	Tranche 3	$1,900,000
c/o Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For all payments of scheduled principal and interest:

The Bank of New York Mellon

ABA#:          021000018

BNF:	GLA111566
Attention:	Income Collection Dept
Reference:	SLD/Acct. 178157, 89566E B@6

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#:       021000018 or via SWIFT IRVTUS3NAMS

BNF:                     GLA111566

Account No.:         1781578400

Account Name:      SLD

Reference:       89566E B@6

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments shall be delivered or mailed to:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn:                    Operations/Settlements

Fax:                       (770) 690-4886

Address for all other communications and notices shall be delivered or mailed to:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn:                 Private Placements

Fax:              (770) 690-5057

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 84-0499703

Original Notes to be delivered to:

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

with a copy to:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn:         Lindy Freitag

Email:         linda.freitag@voya.com

The cover letter accompanying the Notes should set forth the name of the issuer, a description of the Notes (including the interest rate, maturity date and private placement number), and the name of each purchaser and its account number at The Bank of New York Mellon and the following information:

The contact person at the Issuer of the Notes related to payments on the Notes is:

Name: Jessica Lien

Telephone #: 303-254-3635

E-mail: cfa@tristategt.org

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

VOYA INSURANCE AND ANNUITY COMPANY	Tranche 3	$27,400,000
c/o Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For all payments of scheduled principal and interest:

The Bank of New York Mellon

ABA#:       021000018

BNF:	GLA111566
Attention:	Income Collection Dept
Reference:	Voya Ins and Ann Co - SLDI/Acct. 179369, 89566E B@6

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#:       021000018 or via SWIFT IRVTUS3NAMS

BNF:                                      GLA111566

Account No.:       1793698400

Account Name:                                        Voya Ins and Ann Co - SLDI

Reference:           89566E B@6

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments shall be delivered or mailed to:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn:                    Operations/Settlements

Fax:                       (770) 690-4886

With a copy to:

The Bank of New York

Insurance Trust Dept.

101 Barclay 8 West

New York, NY 10286

Attn.: Bailey Eng

Baileyeng@bankofny.com

Address for all other communications and notices shall be delivered or mailed to:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn:                 Private Placements

Fax:              (770) 690-5057

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 41-0991508

Original Notes to be delivered to:

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

with a copy to:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn:            Lindy Freitag

Email:      linda.freitag@voya.com

The cover letter accompanying the Notes should set forth the name of the issuer, a description of the Notes (including the interest rate, maturity date and private placement number), and the name of each purchaser and its account number at The Bank of New York Mellon and the following information:

The contact person at the Issuer of the Notes related to payments on the Notes is:

Name: Jessica Lien

Telephone #: 303-254-3635

E-mail: cfa@tristategt.org

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK	Tranche 3	$1,400,000
c/o Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For all payments of scheduled principal and interest:

The Bank of New York Mellon

ABA#:          021000018

BNF:                                      GLA111566

Attention:              Income Collection Dept

Reference:             RLNY/Acct. 187038, 89566E B@6

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#:          021000018 or via SWIFT IRVTUS3NAMS

BNF:                                      GLA111566

Account No.:          1870388400

Account Name:    RLNY

Reference:         89566E B@6

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments shall be delivered or mailed to:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn:                    Operations/Settlements

Fax:                       (770) 690-4886

Address for all other communications and notices shall be delivered or mailed to:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn:                 Private Placements

Fax:           (770) 690-5057

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 53-0242530

Original Notes to be delivered to:

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

with a copy to:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn:            Lindy Freitag

Email:         linda.freitag@voya.com

The cover letter accompanying the Notes should set forth the name of the issuer, a description of the Notes (including the interest rate, maturity date and private placement number), and the name of each purchaser and its account number at The Bank of New York Mellon and the following information:

The contact person at the Issuer of the Notes related to payments on the Notes is:

Name: Jessica Lien

Telephone #: 303-254-3635

E-mail: cfa@tristategt.org

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

LEO 2013-1LLC	Tranche 3	$5,000,000
c/o Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Northern CHGO/Trust

ABA#: 071000152

Credit Wire Account: 5186041000

Account No: LEOC01

Account Name: LEO 2013-1 LLC

Reference: 89566E B@6

ATTN: INC/DIV (for interest payments); Maturities (for final principal payments)

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments shall be delivered or mailed to:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-4886

Address for all other communications and notices shall be delivered or mailed to:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5057

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 98-1104822

Original Notes to be delivered to:

The Northern Trust Company

Trade Securities Processing, C-1N

801 South Canal Street

Northern Account No: LEOC01

Account Name: LEO 2013-1 LLC

Chicago, IL 60607

with a copy to:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Lindy Freitag

Email: linda.freitag@voya.com

The cover letter accompanying the Notes should set forth the name of the issuer, a description of the Notes (including the interest rate, maturity date and private placement number), and the name of the purchaser and its account number.

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

TRANSAMERICA LIFE INSURANCE COMPANY	Tranche 1	$12,000,000
c/o AEGON USA Investment Management, LLC
4333 Edgewood Road N.E.
Cedar Rapids, IA 52499-5335

Payments

All payments by wire transfer of immediately available funds to:

Citibank, N.A.

111 Wall Street

New York, NY 10043 USA

ABA #021000089

DDA #36218394

Custody Account No. 204911

FFC TLIC LPG0 07

REFERENCE: CUSIP/PPN, PRINCIPAL & INTEREST ALLOCATION

Notices

All notices/confirmation of PAYMENT information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

Email: paymentnotifications@aegonusa.com

AEGON USA Investment Management, LLC

Attn: Custody Operations-Privates — MS 5335

4333 Edgewood Road NE

Cedar Rapids, IA 52499-5335

All other communications including financials, legal, pre-payment and other notifications:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements MS 5335

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-5335

T (319) 355-2432 | F (319) 355-2666

privateplacements@aegonusa.com

With a copy to:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements, MS 3341

100 Light Street, B1

Baltimore, MD 21202-2559

T (443) 475-3130 F (443) 475-3095

privateplacements@aegonusa.com

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 39-0989781

Original Notes to be delivered to:

A signed copy of the Note must be sent to Custody Operations-Privates for verification via fax 888-652-8024 or email INVCustodyTeam@AEGONUSA.com

Once the note has been verified, the Custody Bank Instructions will then be relayed via fax or email, which will contain the Custody Vault address where the original certificate needs to be sent.

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

TRANSAMERICA LIFE (BERMUDA) LTD	Tranche 1	$5,000,000
c/o AEGON USA Investment Management, LLC
4333 Edgewood Road N.E.
Cedar Rapids, IA 52499-5335

Payments

All payments by wire transfer of immediately available funds to:

Citibank, N.A.

111 Wall Street

New York, NY 10043 USA

ABA# 021000089

DDA# 36218394

Account Number: 201693 - 11415026

Account Name: TRANSAMERICA LIFE BERMUDA LTD LP — LPGF 1B

Reference Cusip and P&I Breakdown:

Swift Bic:         CITIUS33

Notices

All notices/confirmation of PAYMENT information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

Email: paymentnotifications@aegonusa.com

AEGON USA Investment Management, LLC

Attn: Custody Operations-Privates — MS 5335

4333 Edgewood Road NE

Cedar Rapids, IA 52499-5335

All other communications including financials, legal, pre-payment and other notifications:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements MS 5335

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-5335

T (319) 355-2432 | F (319) 355-2666

privateplacements@aegonusa.com

With a copy to:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements, MS 3341

100 Light Street, B1

Baltimore, MD 21202-2559

T (443) 475-3130 F (443) 475-3095

privateplacements@aegonusa.com

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 98-0481010

Original Notes to be delivered to:

A signed copy of the Note must be sent to Custody Operations-Privates for verification via fax 888-652-8024 or email INVCustodyTeam@AEGONUSA.com

Once the note has been verified, the Custody Bank Instructions will then be relayed via fax or email, which will contain the Custody Vault address where the original certificate needs to be sent.

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

TRANSAMERICA LIFE (BERMUDA) LTD	Tranche 1	$8,000,000
c/o AEGON USA Investment Management, LLC
4333 Edgewood Road N.E.
Cedar Rapids, IA 52499-5335

Payments

All payments by wire transfer of immediately available funds to:

Citibank, N.A.

111 Wall Street

New York, NY 10043 USA

ABA# 021000089

DDA# 36218394

Account Number: 201692 - 11415034

Account Name: TRANSAMERICA LIFE BERMUDA LTD LP - LPGS 1B

REFERENCE: CUSIP/PPN, PRINCIPAL & INTEREST ALLOCATION

Swift Bic: CITIUS33

Notices

All notices/confirmation of PAYMENT information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

Email: paymentnotifications@aegonusa.com

AEGON USA Investment Management, LLC

Attn: Custody Operations-Privates — MS 5335

4333 Edgewood Road NE

Cedar Rapids, IA 52499-5335

All other communications including financials, legal, pre-payment and other notifications:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements MS 5335

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-5335

T (319) 355-2432 | F (319) 355-2666

privateplacements@aegonusa.com

With a copy to:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements, MS 3341

100 Light Street, B1

Baltimore, MD 21202-2559

T (443) 475-3130 F (443) 475-3095

privateplacements@aegonusa.com

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 98-0481010

Original Notes to be delivered to:

A signed copy of the Note must be sent to Custody Operations-Privates for verification via fax 888-652-8024 or email INVCustodyTeam@AEGONUSA.com

Once the note has been verified, the Custody Bank Instructions will then be relayed via fax or email, which will contain the Custody Vault address where the original certificate needs to be sent.

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

TLIC RIVERWOOD REINSURANCE INC	Tranche 1	$5,000,000
c/o AEGON USA Investment Management, LLC
4333 Edgewood Road N.E.
Cedar Rapids, IA 52499-5335

Payments

All payments by wire transfer of immediately available funds to:

Citibank, N.A.

111 Wall Street

New York, NY 10043 USA

ABA #021000089

DDA #36218394

FFC: Custody Account No. 207779

TRRI NMS0 L2

REFERENCE: CUSIP/PPN, PRINCIPAL & INTEREST ALLOCATION

Notices

All notices/confirmation of PAYMENT information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

Email: paymentnotifications@aegonusa.com

AEGON USA Investment Management, LLC

Attn: Custody Operations-Privates — MS 5335

4333 Edgewood Road NE

Cedar Rapids, IA 52499-5335

All other communications including financials, legal, pre-payment and other notifications:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements MS 5335

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-5335

T (319) 355-2432 | F (319) 355-2666

privateplacements@aegonusa.com

With a copy to:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements, MS 3341

100 Light Street, B1

Baltimore, MD 21202-2559

T (443) 475-3130 F (443) 475-3095

privateplacements@aegonusa.com

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 45-3193055

Original Notes to be delivered to:

A signed copy of the Note must be sent to Custody Operations-Privates for verification via fax 888-652-8024 or email INVCustodyTeam@AEGONUSA.com

Once the note has been verified, the Custody Bank Instructions will then be relayed via fax or email, which will contain the Custody Vault address where the original certificate needs to be sent.

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

TRANSAMERICA LIFE INSURANCE COMPANY	Tranche 3	$10,000,000
c/o AEGON USA Investment Management, LLC
4333 Edgewood Road N.E.
Cedar Rapids, IA 52499-5335

Payments

All payments by wire transfer of immediately available funds to:

Citibank, N.A.

111 Wall Street

New York, NY 10043 USA

ABA #021000089

DDA #36218394

Custody Account No. 851286

FFC TLIC DFP1 07

REFERENCE: CUSIP/PPN, PRINCIPAL & INTEREST ALLOCATION

Notices

All notices/confirmation of PAYMENT information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

Email: paymentnotifications@aegonusa.com

AEGON USA Investment Management, LLC

Attn: Custody Operations-Privates — MS 5335

4333 Edgewood Road NE

Cedar Rapids, IA 52499-5335

All other communications including financials, legal, pre-payment and other notifications:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements MS 5335

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-5335

T (319) 355-2432 | F (319) 355-2666

privateplacements@aegonusa.com

With a copy to:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements, MS 3341

100 Light Street, B1

Baltimore, MD 21202-2559

T (443) 475-3130 F (443) 475-3095

privateplacements@aegonusa.com

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 39-0989781

Original Notes to be delivered to:

A signed copy of the Note must be sent to Custody Operations-Privates for verification via fax 888-652-8024 or email INVCustodyTeam@AEGONUSA.com

Once the note has been verified, the Custody Bank Instructions will then be relayed via fax or email, which will contain the Custody Vault address where the original certificate needs to be sent.

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

PHOENIX LIFE INSURANCE COMPANY	Tranche 1	$8,000,000
One American Row
Hartford, CT 06102

Payments

All payments by wire transfer of immediately available funds to:

JP Morgan Chase

New York, NY

ABA 021 000 021

Account Name: Income Processing

Account Number: 900 9000 200

Reference: Phoenix Life Insurance, G05123, Tri-State 3.90%

Notices

All notices and communications, including notices with respect to payments should be addressed to:

Phoenix Life Insurance Company

One American Row

Private Placement Department H-2W

Hartford, CT 06102

All legal notices should be addressed to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention:       Brad Buck

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0493340

Original Notes to be delivered to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention:       Brad Buck

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

PHOENIX LIFE INSURANCE COMPANY	Tranche 3	$2,000,000
One American Row
Hartford, CT 06102

Payments

All payments by wire transfer of immediately available funds to:

JP Morgan Chase

New York, NY

ABA 021 000 021

Account Name: Income Processing

Account Number: 900 9000 200

Reference: Phoenix Life Insurance, G05123, Tri-State 4.45%

Notices

All notices and communications, including notices with respect to payments should be addressed to:

Phoenix Life Insurance Company

One American Row

Private Placement Department H-2W

Hartford, CT 06102

All legal notices should be addressed to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention:       Brad Buck

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0493340

Original Notes to be delivered to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention:       Brad Buck

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

PHOENIX LIFE INSURANCE COMPANY	Tranche 1	$2,000,000
One American Row
Hartford, CT 06102

Payments

All payments by wire transfer of immediately available funds to:

JP Morgan Chase

New York, NY

ABA 021 000 021

Account Name: Income Processing

Account Number: 900 9000 200

Reference: Phoenix Life Insurance, G05689, Tri-State 3.90%

Notices

All notices and communications, including notices with respect to payments should be addressed to:

Phoenix Life Insurance Company

One American Row

Private Placement Department H-2W

Hartford, CT 06102

All legal notices should be addressed to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention:       Brad Buck

Name of Nominee in which Notes are to be issued:                None

Taxpayer I.D. Number: 06-0493340

Original Notes to be delivered to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention:       Brad Buck

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

PHOENIX LIFE INSURANCE COMPANY	Tranche 3	$2,000,000
One American Row
Hartford, CT 06102

Payments

All payments by wire transfer of immediately available funds to:

JP Morgan Chase

New York, NY

ABA 021 000 021

Account Name: Income Processing

Account Number: 900 9000 200

Reference: Phoenix Life Insurance, G05689, Tri-State 4.45%

Notices

All notices and communications, including notices with respect to payments should be addressed to:

Phoenix Life Insurance Company

One American Row

Private Placement Department H-2W

Hartford, CT 06102

All legal notices should be addressed to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention:       Brad Buck

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0493340

Original Notes to be delivered to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention:       Brad Buck

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

PHOENIX LIFE INSURANCE COMPANY	Tranche 3	$1,000,000
One American Row
Hartford, CT 06102

Payments

All payments by wire transfer of immediately available funds to:

JP Morgan Chase

New York, NY

ABA 021 000 021

Account Name: Income Processing

Account Number: 900 9000 200

Reference: Phoenix Life Insurance, G09516, Tri-State 4.45%

Notices

All notices and communications, including notices with respect to payments should be addressed to:

Phoenix Life Insurance Company

One American Row

Private Placement Department H-2W

Hartford, CT 06102

All legal notices should be addressed to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention: Brad Buck

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number:  06-0493340

Original Notes to be delivered to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention: Brad Buck

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

PHL VARIABLE INSURANCE COMPANY	Tranche 1	$2,000,000
One American Row
Hartford, CT 06102

Payments

All payments by wire transfer of immediately available funds to:

JP Morgan Chase

New York, NY

ABA 021 000 021

Account Name: Income Processing

Account Number: 900 9000 200

Reference: Phoenix Variable, G09389, Tri-State 3.90%

Notices

All notices and communications, including notices with respect to payments should be addressed to:

Phoenix Life Insurance Company

One American Row

Private Placement Department H-2W

Hartford, CT 06102

All legal notices should be addressed to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention: Brad Buck

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-1045829

Original Notes to be delivered to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention: Brad Buck

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

PHL VARIABLE INSURANCE COMPANY	Tranche 3	$2,000,000
One American Row
Hartford, CT 06102

Payments

All payments by wire transfer of immediately available funds to:

JP Morgan Chase

New York, NY

ABA 021 000 021

Account Name: Income Processing

Account Number: 900 9000 200

Reference: Phoenix Variable, G09389, Tri-State 4.45%

Notices

All notices and communications, including notices with respect to payments should be addressed to:

Phoenix Life Insurance Company

One American Row

Private Placement Department H-2W

Hartford, CT 06102

All legal notices should be addressed to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention: Brad Buck

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-1045829

Original Notes to be delivered to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention: Brad Buck

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

PHL VARIABLE INSURANCE COMPANY	Tranche 1	$8,000,000
One American Row
Hartford, CT 06102

Payments

All payments by wire transfer of immediately available funds to:

JP Morgan Chase

New York, NY

ABA 021 000 021

Account Name: Income Processing

Account Number: 900 9000 200

Reference: Phoenix Variable, G11923, Tri-State 3.90%

Notices

All notices and communications, including notices with respect to payments should be addressed to:

Phoenix Life Insurance Company

One American Row

Private Placement Department H-2W

Hartford, CT 06102

All legal notices should be addressed to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention: Brad Buck

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-1045829

Original Notes to be delivered to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention: Brad Buck

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

PHL VARIABLE INSURANCE COMPANY	Tranche 3	$2,000,000
One American Row
Hartford, CT 06102

Payments

All payments by wire transfer of immediately available funds to:

JP Morgan Chase

New York, NY

ABA 021 000 021

Account Name: Income Processing

Account Number: 900 9000 200

Reference: Phoenix Variable, G30199, Tri-State 4.45%

Notices

All notices and communications, including notices with respect to payments should be addressed to:

Phoenix Life Insurance Company

One American Row

Private Placement Department H-2W

Hartford, CT 06102

All legal notices should be addressed to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention: Brad Buck

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-1045829

Original Notes to be delivered to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention: Brad Buck

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

PRINCIPAL LIFE INSURANCE COMPANY	Tranche 1	$5,000,000
711 High Street, G-26		$2,500,000
Des Moines, IA 50392-0800		$2,500,000

	Tranche 3	$10,000,000
		$2,500,000
		$2,500,000

Payments

All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

Citibank, N.A.

New York, NY 10022

ABA No.: 021000089

For credit to Principal Life Insurance Company

Account No.: 36274409

FFC: 208046

Attn: cusip number                 — TRI-STATE GENERATION & TRANSMISSION

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

Notice

All notices to:

Principal Global Investors, LLC

ATTN: Fixed Income Private Placements

711 High Street, G-26

Des Moines, IA 50392-0800

and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Principal Global Investors, LLC

Attn: Investment Accounting Fixed Income Securities

711 High Street

Des Moines, Iowa 50392-0960

Name of Nominee in which Notes are to be issued: None.

Taxpayer I.D. Number: 42-0127290

Original Notes to be delivered to:

Citibank NA

399 Park Avenue

Level B Vault

New York, NY 10022

Attn:       Keith Whyte

212-559-1207

cusip number                 — TRI-STATE GENERATION & TRANSMISSION

PLEASE MAKE SURE CUSIP NUMBER AND FFC: 208046 IS ON THE COVER PACKAGE OR CITIBANK WILL RETURN THE PACKAGE

with a pdf copy to:

Sally D. Sorensen [sorensen.sally.d@principal.com]

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY	Tranche 3	$16,000,000
6000 Westown Parkway
West Des Moines, IA 50266
Attention: Investment Department — Private Placements

Payments

All payments on or in respect of the Notes shall be made in immediately available funds to:

State Street Bank & Trust Company

ABA # 011000028

Account # 00076026, Income Collection, BEV3

REFERENCE: (PPN/CUSIP, Security Description, Interest Rate, Maturity Date, Interest

Amount, Principal and Premium Amount)

Notices

All notices and communications relating to payments should be addressed to:

American Equity Investment Life Insurance Co.

Attn: Asset Administration

6000 Westown Parkway

West Des Moines, IA 50266

515-221-0329 fax

Financial information, covenant compliance and all other non-payment notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: CHIMEFISH & CO

Taxpayer I.D. Number: 65-1186810

Original Notes to be delivered to:

DTCC

Newport Office Center

570 Washington Blvd

Jersey City, NJ 07310

5th Floor/NY Window/Robert Mendez

FBO State Street Bank & Trust for account BEV3

CUSIP/PPN: 89566E B@6

Security Description: Tri-State Generation and Transmission Association, Inc. 4.45% First Mortgage Obligations, Series 2014B Notes, Tranche 3 due 2045

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

PACIFIC LIFE INSURANCE COMPANY	Tranche 3	$5,000,000
700 Newport Center Drive		$5,000,000
Newport Beach, CA 92660-6397		$5,000,000

Payments

All payments by wire transfer of immediately available funds to:

Mellon Trust of New England

ABA# 011001234

DDA 0000125261

Attn: MBS Income CC: 1253

A/C Name: Pacific Life General Account/PLCF18101302

Regarding: Security Description & PPN

Notices

All notices of payments and written confirmations of such wire transfers:

Mellon Trust

Attn: Pacific Life Accounting Team

One Mellon Bank Center

Room 0930

Pittsburgh, PA 15259

and

Pacific Life Insurance Company

Attn: IM — Cash Team

700 Newport Center Drive

Newport Beach, CA 92660-6397

Fax: 949-718-5845

All other communications:

Pacific Life Insurance Company

Attn: IM — Credit Analysis

700 Newport Center Drive

Newport Beach, CA 92660-6397

PrivatePlacementCompliance@PacificLife.com

Name of Nominee in which Notes are to be issued: Mac & Co., as nominee for Pacific Life Insurance Company

Taxpayer I.D. Number: 95-1079000

Original Notes to be delivered to:

Mellon Securities Trust Company

One Wall Street

3rd Floor-Receive Window C

New York, NY 10286

Contact Name & Phone: Robert Ferraro (212) 635-1299

A/C Name: Pacific Life General Account

A/C#: PLCF18101302

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY	Tranche 1	$3,000,000
1401 Livingston Lane
Jackson, MS 39213	Tranche 3	$2,000,000
Attn: Investment Department

Payments

All payments should be made by wire transfer of immediately available funds to:

State Street Bank and Trust Company

Boston, MA 02101

ABA No.: 011 000 028

Acct. Name: SFB LIFE INS CO

Acct. No.: 5984 8127

Reference: EQ83, Tri-State Generation and Transmission Association, Inc. *

*with sufficient information to identify the source and application of such funds, including the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

Notices

Address for notices related to scheduled payments:

Attn: Securities Management

Southern Farm Bureau Life Insurance Company

1401 Livingston Lane

Jackson, MS 39213

PrivatePlacements@sfbli.com

Address for all other communications, including waivers, amendments, consents and financial information:

Attn: Securities Management

Southern Farm Bureau Life Insurance Company

P. O. Box 78

Jackson, MS 39205

PrivatePlacements@sfbli.com

or by overnight delivery to:

Attn: Securities Management

Southern Farm Bureau Life Insurance Company

1401 Livingston Lane

Jackson, MS 39213

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 64-0283583

Original Notes to be delivered to:

Attn: Gina Whitmire

Southern Farm Bureau Life Insurance Company

1401 Livingston Lane

Jackson, MS 39213

gwhitmire@sfbli.com

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

SUN LIFE ASSURANCE COMPANY OF CANADA	Tranche 1	$5,000,000
1 Sun Life Executive Park
Wellesley Hills, MA 02481

Payments

All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

Citibank, N.A.

ABA No.: 021000089

Account No.: 36112805

For Further Credit

Account Name: Sun Life of Canada

Account No.: 240200

RE:                           Tri-State Generation and Transmission Association, Inc.

3.90% First Mortgage Bonds due October 1, 2033

PPN: 89566E A#5

All wire transfers are to be accompanied by the PPN and by the source and the principal and interest application of the funds

Notices

Written notice of each routine payment and any audit confirmation is to be sent to:

Sun Life Financial

Attn: Investments/Private Fixed Income- SC302D26

227 King Street South

Waterloo, ON N2J 4C5 Canada

All other notices and correspondence, including notices of non-routine payments, are to be forwarded to Sun Life Assurance Company of Canada at:

Attention: Investments/Private Fixed Income Mail Code SC1303

1 Sun Life Executive Park

Wellesley Hills, MA 02481

and

art.baril@sunlife.com

jonathan.barron@sunlife.com

Private.placement.mailbox@sunlife.com

Name of Nominee in which Certificates are to be issued: None

Taxpayer I.D. Number: 38-1082080

Original Certificates to be delivered to:

Sun Life Assurance Company of Canada

Attention: L. Guillette/Investments/Private Fixed Income/SC1303

1 Sun Life Executive Park

Wellesley Hills, MA 02481

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

SUN LIFE ASSURANCE COMPANY OF CANADA	Tranche 1	$5,000,000
1 Sun Life Executive Park
Wellesley Hills, MA 02481

Payments

All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

Citibank, N.A.

ABA No.: 021000089

Account No.: 36112805

For Further Credit

Account Name: Sun Life of Canada

Account No.: 240201

RE:         Tri-State Generation and Transmission Association, Inc.

3.90% First Mortgage Bonds due October 1, 2033

PPN: 89566E A#5

All wire transfers are to be accompanied by the PPN and by the source and the principal and interest application of the funds

Notices

Written notice of each routine payment and any audit confirmation is to be sent to:

Sun Life Financial

Attn: Investments/Private Fixed Income- SC302D26

227 King Street South

Waterloo, ON N2J 4C5 Canada

All other notices and correspondence, including notices of non-routine payments, are to be forwarded to Sun Life Assurance Company of Canada at:

Attention: Investments/Private Fixed Income Mail Code SC1303

1 Sun Life Executive Park

Wellesley Hills, MA 02481

and

art.baril@sunlife.com

jonathan.barron@sunlife.com

Private.placement.mailbox@sunlife.com

Name of Nominee in which Certificates are to be issued: None

Taxpayer I.D. Number: 38-1082080

Original Certificates to be delivered to:

Sun Life Assurance Company of Canada

Attention: L. Guillette/Investments/Private Fixed Income/SC1303

1 Sun Life Executive Park

Wellesley Hills, MA 02481

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

SUN LIFE ASSURANCE COMPANY OF CANADA	Tranche 1	$5,000,000
1 Sun Life Executive Park
Wellesley Hills, MA 02481

Payments

All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

Citibank, N.A.

ABA No.: 021000089

Account No.: 36112805

For Further Credit

Account Name: Sun Life of Canada

Account No.: 240104

RE:         Tri-State Generation and Transmission Association, Inc.

3.90% First Mortgage Bonds due October 1, 2033

PPN: 89566E A#5

All wire transfers are to be accompanied by the PPN and by the source and the principal and interest application of the funds

Notices

Written notice of each routine payment and any audit confirmation is to be sent to:

Sun Life Financial

Attn: Investments/Private Fixed Income- SC302D26

227 King Street South

Waterloo, ON N2J 4C5 Canada

All other notices and correspondence, including notices of non-routine payments, are to be forwarded to Sun Life Assurance Company of Canada at:

Attention: Investments/Private Fixed Income Mail Code SC1303

1 Sun Life Executive Park

Wellesley Hills, MA 02481

and

art.baril@sunlife.com

jonathan.barron@sunlife.com

Private.placement.mailbox@sunlife.com

Name of Nominee in which Certificates are to be issued: None

Taxpayer I.D. Number: 38-1082080

Original Certificates to be delivered to:

Sun Life Assurance Company of Canada

Attention: L. Guillette/Investments/Private Fixed Income/SC1303

1 Sun Life Executive Park

Wellesley Hills, MA 02481

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

SUN LIFE ASSURANCE COMPANY OF CANADA	Tranche 1	$5,000,000
1 Sun Life Executive Park
Wellesley Hills, MA 02481

Payments

All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

Citibank, N.A.

ABA No.: 021000089

Account No.: 36112805

For Further Credit

Account Name: Sun Life of Canada (Offshore)

Account No.: 850440

RE:         Tri-State Generation and Transmission Association, Inc.

3.90% First Mortgage Bonds due October 1, 2033

PPN: 89566E A#5

All wire transfers are to be accompanied by the PPN and by the source and the principal and interest application of the funds

Notices

Written notice of each routine payment and any audit confirmation is to be sent to:

Sun Life Financial

Attn: Investments/Private Fixed Income- SC302D26

227 King Street South

Waterloo, ON N2J 4C5 Canada

All other notices and correspondence, including notices of non-routine payments, are to be forwarded to Sun Life Assurance Company of Canada at:

Attention: Investments/Private Fixed Income Mail Code SC1303

1 Sun Life Executive Park

Wellesley Hills, MA 02481

and

art.baril@sunlife.com

jonathan.barron@sunlife.com

Private.placement.mailbox@sunlife.com

Name of Nominee in which Certificates are to be issued: None

Taxpayer I.D. Number: N/A

Original Certificates to be delivered to:

Sun Life Assurance Company of Canada

Attention: L. Guillette/Investments/Private Fixed Income/SC1303

1 Sun Life Executive Park

Wellesley Hills, MA 02481

	PRINCIPAL AMOUNT OF
	SERIES 2014B NOTES
NAME AND ADDRESS OF PURCHASER	TO BE PURCHASED

SUN LIFE ASSURANCE COMPANY OF CANADA	Tranche 2	$20,000,000
1 Sun Life Executive Park
Wellesley Hills, MA 02481

Payments

All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

Citibank, N.A.

ABA No.: 021000089

Account No.: 36112805

For Further Credit

Account Name: Sun Life of Canada (Offshore)

Account No.: 850440

RE:                           Tri-State Generation and Transmission Association, Inc.

4.30% First Mortgage Bonds due October 1, 2039

PPN: 89566E B*8

All wire transfers are to be accompanied by the PPN and by the source and the principal and interest application of the funds

Notices

Written notice of each routine payment and any audit confirmation is to be sent to:

Sun Life Financial

Attn: Investments/Private Fixed Income- SC302D26

227 King Street South

Waterloo, ON N2J 4C5 Canada

All other notices and correspondence, including notices of non-routine payments, are to be forwarded to Sun Life Assurance Company of Canada at:

Attention: Investments/Private Fixed Income Mail Code SC1303

1 Sun Life Executive Park

Wellesley Hills, MA 02481

and

art.baril@sunlife.com

jonathan.barron@sunlife.com

Private.placement.mailbox@sunlife.com

Name of Nominee in which Certificates are to be issued: None

Taxpayer I.D. Number: N/A

Original Certificates to be delivered to:

Sun Life Assurance Company of Canada

Attention: L. Guillette/Investments/Private Fixed Income/SC1303

1 Sun Life Executive Park

Wellesley Hills, MA 02481

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Accounting Requirements” is defined in the Indenture.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Anti-Corruption Laws” is defined in Section 5.16(d)(1).

“Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Blocked Person” is defined in Section 5.16(a).

“Business Day” means for the purposes of any provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Denver, Colorado are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with Accounting Requirements.

“Change in Control” is defined in Section 8.7(i).

“CISADA” means the Comprehensive Iran Sanctions, Accountability and Divestment Act.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Collateral Filings” is defined in Section 8.14.

“Company” means Tri-State Generation and Transmission Association, Inc., a cooperative corporation existing under the laws of the State of Colorado.

SCHEDULE B

(to 2014 Note Purchase Agreement)

“Confidential Information” is defined in Section 17.

“Control Event” is defined in Section 8.7(j).

“Controlled Entity” means (i) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (ii) if the Company has a parent company, such parent company and its Controlled Affiliates. As used in this definition “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest that is the greater of (i) 2.0% per annum above the rate of interest stated in clause (a) of the first paragraph of the Series 2014B Notes or (ii) 2.0% over the rate of interest publicly announced by Wells Fargo Bank, National Association in New York, New York as its “base” or “prime” rate.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 18.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Financing Agreements” means this Agreement, the Indenture (including without limitation the Supplement) and the Series 2014B Notes.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political

2

party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Governmental Authority” means:

(a)                         the government of

(i)                             the United States of America or any State or other political subdivision thereof, or

(ii)                             any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b)                         any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Series 2014B Note, the Person in whose name such Series 2014B Note is registered in the register maintained by the Company.

“Indebtedness” shall have the meaning given to the term “Debt” in the Indenture.

“Indenture” is defined in Section 1.

“INHAM Exception” is defined in Section 6.2(e).

“Institutional Investor” means (a) any Purchaser of a Series 2014B Note, (b) any holder of a Series 2014B Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Series 2014B Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Series 2014B Note.

3

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Make-Whole Amount” is defined in Section 8.13.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement, the Series 2014B Notes or the Indenture or (c) the validity or enforceability of this Agreement, the Series 2014B Notes or the Indenture.

“Member” means each holder of a voting membership interest in the Company.

“Member Termination Event” means the occurrence from time to time of any of the following events involving any member of the Company whose percentage share of the total member revenues of the Company, together with aggregate percentage share of the total member revenues of the Company for any other members involved in any of such events since the date of the Closing, account for more than 20%: (a) (i) a member’s payment obligations under a Wholesale Power Contract is released or terminated, (ii) a member takes or suffers to be taken any steps for reorganization or dissolution, or (iii) a member consolidates with or merges into any organization, or sells, leases or transfers all or a substantial portion of its electric system assets (other than a transaction under this clause (iii) where the surviving organization or the purchaser, as the case may be, is another member of the Company that has entered into (and which continues in effect) a separate Wholesale Power Contract substantially in the form of the Wholesale Power Contract then being terminated) and (b) in each of the foregoing events in clauses (i) - (iii), the applicable member does not pay to the Company such member’s pro rata portion of Indebtedness and other obligations of the Company outstanding at such time. For purposes of determining a member’s percentage share of the total member revenues of the Company, the total member revenues of the Company determined for the fiscal year most recently ended prior to the occurrence of a Member Termination Event involving such member shall be used as the basis.

“Member Termination Event Prepayment Amount” means, with respect to any offer of prepayment pursuant to Section 8.15, an amount equal to the product of (x) the aggregate percentage share of the total member revenues of the Company for each member involved in a Member Termination Event since the date of Closing less the aggregate percentage share of the total member revenues of the Company which have previously been used as a basis for determining one or more offers of prepayment pursuant to Section 8.15 multiplied by (y) the

4

aggregate outstanding principal amount of the Series 2014B Notes determined as of the date of the applicable prepayment. For purposes of determining a member’s percentage share of the total member revenues of the Company, the total member revenues of the Company determined for the fiscal year most recently ended prior to the occurrence of a Member Termination Event involving such member shall be used as the basis.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“OFAC” is defined in Section 5.16(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permitted Liens and Encumbrances” shall have the meaning assigned to such term in the Indenture.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“PPM” is defined in Section 5.3.

“Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

5

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Proposed Prepayment Date” is defined in Section 8.7(c).

“PTE” is defined in Section 6.2(a).

“Purchaser” is defined in the first paragraph of this Agreement.

“QPAM Exemption” is defined in Section 6.2(d).

“Ratable Portion” for any Series 2014B Note means an amount equal to the product of (x) the applicable Member Termination Event Prepayment Amount being offered pursuant to Section 8.15 multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Series 2014B Note and the denominator of which is the aggregate outstanding principal amount of all Series 2014B Notes.

“Related Fund” means, with respect to any holder of any Series 2014B Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means, at any time, the holders of at least 51% in principal amount of the Series 2014B Notes at the time outstanding (exclusive of Series 2014B Notes then owned by the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“RUS” means Rural Utilities Service, an agency of the United States Department of Agriculture, or any other agency or governmental body succeeding to the functions thereof.

“RUS Regulations” means regulations of general applicability published by RUS from time to time as they exist on the date of applicability thereof, and shall also include any regulations of other federal entities which RUS is required by law to implement.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Securities” or “Security” shall have the meaning specified in Section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

6

“Senior Financial Officer” means the chief financial officer of the Company.

“Series 2014B Notes” is defined in Section 1.

“Source” is defined in Section 6.2.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries), provided that, “Subsidiary” shall not mean, except in the case of Springerville Unit 3 Partnership LP, Springerville Unit 3 OP LLC, Springerville Unit 3 Holding LLC or Western Fuels-Colorado, A Limited Liability Company, any corporation, limited liability company, partnership, association or other entity (a) in which the Borrower’s ownership interests, voting power or Control has arisen by virtue of its business of providing electric power and energy and functionally related or subordinate businesses or activities and (b) of which the total net worth does not exceed the Threshold Amount. Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Supplement” is defined in Section 1.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Threshold Amount” means, at any time, the greater of (a) 1% of the Company’s consolidated assets as of the last day of the most recent fiscal quarter for which financial statements are available, as determined in accordance with Accounting Requirements and (b) $50,000,000.

“Tranche 1 Notes” is defined in Section 1.

“Tranche 2 Notes” is defined in Section 1.

“Tranche 3 Notes” is defined in Section 1.

“Trust Estate” is defined in the Indenture.

“UCC” means, the Uniform Commercial Code as enacted and in effect from time to time in the state whose laws are treated as applying to the Trust Estate.

7

“UCC Financing Statements” shall mean any financing statements required or permitted to be filed in accordance with the UCC.

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions” is defined in Section 5.16(a).

8

SCHEDULE 5.4

SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

1.              Western Fuels-Colorado, A Limited Liability Company

Jurisdiction of Organization: Colorado

Tri-State Generation and Transmission Association, Inc. — 99% membership interest

2.              Axial Basin Coal Company

Jurisdiction of Organization: Delaware

Western Fuels-Colorado, A Limited Liability Company — 100% ownership interest

3.              Taylor Creek Holding Company

Jurisdiction of Organization: Delaware

Western Fuels-Colorado, A Limited Liability Company — 100% ownership interest

4.              Colowyo Coal Company L.P.

Jurisdiction of Organization: Delaware

Axial Basin Coal Company — 20% general partnership interest; Taylor Creek Holding Company — 80% limited partnership interest

5.              Springerville Unit 3 Partnership LP

Jurisdiction of Organization: Delaware

Tri-State Generation and Transmission Association, Inc. — 1% general partnership interest and 50% limited partnership interest

6.              Springerville Unit 3 OP LLC

Jurisdiction of Organization: Delaware

Springerville Unit 3 Partnership LP — 100% membership interest

7.              Springerville Unit 3 Holding LLC

Jurisdiction of Organization: Delaware

Springerville Unit 3 OP LLC — 100% membership interest

8.              JMSGEN IGP, LLC

Jurisdiction of Organization: Delaware

Tri-State Generation and Transmission Association, Inc. — 100% membership interest

9.              JMSGEN ILP, LLC

Jurisdiction of Organization: Delaware

Tri-State Generation and Transmission Association, Inc. — 100% membership interest

10.       Thermo Cogeneration Partnership, L.P.

Jurisdiction of Organization: Delaware

JMSGEN IGP, LLC — 0% general partnership interest; JMSGEN ILP, LLC — 100% limited partnership interest

SCHEDULE 5.4

(to 2014 Note Purchase Agreement)

SCHEDULE 5.5

FINANCIAL STATEMENTS

1.              Audited Consolidated Statements of Financial Position:

December 31, 2013 (restated)

December 31, 2012 (restated)

2.              Unaudited Consolidated Statements of Financial Position:

June 30, 2014

3.              Audited Consolidated Statements of Operations for years ended:

December 31, 2013 (restated)

December 31, 2012 (restated)

December 31, 2011 (restated)

4.              Unaudited Consolidated Statements of Operations for the six months ended:

June 30, 2014

June 30, 2013

5.              Audited Consolidated Statements of Comprehensive Income for the years ended:

December 31, 2013 (restated)

December 31, 2012 (restated)

December 31, 2011 (restated)

6.              Unaudited Consolidated Statements of Comprehensive Income for the six months ended:

June 30, 2014

June 30, 2013

7.              Audited Consolidated Statements of Equity for the years ended:

December 31, 2013 (restated)

December 31, 2012 (restated)

December 31, 2011 (restated)

8.              Unaudited Consolidated Statements of Equity for the six months ended:

June 30, 2014

9.              Audited Consolidated Statements of Cash Flows for the years ended:

December 31, 2013 (restated)

December 31, 2012 (restated)

December 31, 2011 (restated)

10.       Unaudited Consolidated Statements of Cash Flows for the six months ended:

June 30, 2014

June 30, 2013

SCHEDULE 5.5

(to 2014 Note Purchase Agreement)

SCHEDULE 5.8

LITIGATION

NONE

SCHEDULE 5.8

(to 2014 Note Purchase Agreement)

SCHEDULE 6.3

Indenture Amendments

Officers’ Certificate: The “Officers’ Certificate” definition, as defined in Section 1.01 of the Indenture, shall be modified as follows:

“Officers’ Certificate” shall mean a certificate signed by ~~the President or Vice President of the Governing Body and~~two of the following individuals: the chairman and president, the vice chairman, the treasurer, the General Manager, the chief financial officer or the general counsel of the Company (or officers or representatives holding successor titles), and delivered to the Trustee in a form required or permitted under this Indenture or, if delivered pursuant to Section 4.17, substantially in the form of Exhibit “G” hereto.

Permitted Liens and Encumbrances: Clauses (v), (vi), (vii), (xi), (xii), (xv), (xxvii), (xxviii), and (xxix) of the “Permitted Liens and Encumbrances” definition, as defined in Section 1.01 of the Indenture, shall be modified as follows

(v)                                 easements, leases, licenses, reservations or similar rights of others in any property of the Company or any Restricted Subsidiary for streets, roads, bridges, pipes, pipe lines, railroads, electric transmission and distribution lines, telegraph and telephone lines, cellular telephone transmission equipment or similar telecommunications facilities, energy development, conservation matters, remediation, the ownership, production or removal of water, oil, gas, coal or other minerals and other similar purposes, ditches, canals, flood rights, river control and developing rights, slope and grade rights, sewage and drainage rights, or rights similar in purpose to any of the foregoing, as well as restrictions against pollution and zoning laws and minor defects and irregularities in the record of evidence of title, provided that such easements, leases, reservations, rights, restrictions and laws do not materially adversely affect the title to such property and do not in the aggregate materially impair the use of such property for the purposes for which it is held or the System taken as a whole;

(vi)                              liens securing indebtedness neither created, assumed nor guaranteed by the Company or any Restricted Subsidiary, nor on account of which it customarily pays interest, existing on the date of execution and delivery of this Indenture, or, as to property hereafter acquired, at the time of acquisition by such Person, upon lands over which easements or rights of way are acquired by such Person for any of the purposes specified in clause (v) of this definition, which liens do not materially impair the use of such easements or rights-of-way for the purposes for which they are held by the Company or the Restricted Subsidiary in the context of the System taken as a whole; provided that such liens

SCHEDULE 6.3

(to 2014 Note Purchase Agreement)

shall not be considered to materially impair the use of such easement or right-of-way for the purpose for which they have been held solely because such liens have not been subordinated to such easement or rights-of-way;

(vii)                           leases, permits or licenses for occupancy (A) existing on the date of execution and delivery of this Indenture affecting property owned by the Company or any Restricted Subsidiary, or (B) after the effective date of this Indenture, made in the ordinary course of business for an original term and any renewal terms not exceeding five years, or (C) for grazing or other agricultural use, for exploration for or mining of minerals or leasing of water rights, or recreational leases with Governmental Authorities, or (D) l~~eases or licenses for occupancy of~~of the Company’s or any Restricted Subsidiary’s facilities for electric or telecommunications equipment and related facilities provided any such occupancy right for electric or telecommunications equipment and related facilities does not materially impair the Company’s or any Restricted Subsidiary’s use of its facilities ~~for telecommunications equipment~~;

(xi)                              as to property owned by the Company or a Restricted Subsidiary on the date of effectiveness of this Indenture and used or to be used for right-of-way purposes, any irregularities in or deficiencies of title to any rights-of-way for access roads, pipe lines, telephone lines, telegraph lines, power lines, transmission lines, distribution lines, telecommunications facilities, substations, energy development facilities or appurtenances thereto, or other improvements thereof; and as to any real estate acquired by the Company or a Restricted Subsidiary after the effective date of this Indenture and used or to be used primarily for right-of-way purposes, any of the aforesaid irregularities or deficiencies, if the Company ~~obtain~~obtains title insurance with respect to such property or an Opinion of Counsel to the effect that the Company or the Restricted Subsidiary shall have obtained from the apparent owner of the lands or estates therein covered by any such right-of-way, a sufficient right by the terms of the instrument (subject to any sovereign or Native American tribal rights) granting such right-of-way to the use thereof for the construction, operation or maintenance of the lines, appurtenances or improvements for which the same are used or are to be used, or an Opinion of Counsel that the Company or the Restricted Subsidiary has power under eminent domain, or similar statutes, to remove such irregularities or deficiencies;

(xii)                           rights reserved to, or vested in, any municipality or governmental or other public or private authority serving a public or community function, or any sovereign or tribal rights of Native Americans to tax, control or regulate any property of the Company or any Restricted Subsidiary, or to use such property in any manner, which rights do not materially impair the use of such property for the purposes for which it is held by the Company or the Restricted Subsidiary;

(xv)                          as to properties of other ~~operating electric~~ companies acquired either by the Company or by any Restricted Subsidiary as permitted by this Indenture, liens, reservations and other matters as to which such properties may be subject prior to such acquisition which are not included within the description of Permitted Liens and Encumbrances but which are approved by the Holders of a majority in principal amount of the Outstanding Secured Obligations;

(xviii)                 any exceptions, reservations and other matters referred to in the description of the Mortgaged Property of public record on the effective date of this Indenture; and with respect to any property which the Company or any Restricted Subsidiary may hereafter acquire, any terms, conditions, agreements, covenants, exceptions and reservations expressed or provided in the deeds or other instruments under which the Company or the Restricted Subsidiary shall hereafter acquire the same, if the Company or the Restricted Subsidiary obtains (A) title insurance on such property, or (B) an ~~Opinion of Counsel~~Officers’ Certificate to the effect that such terms, conditions, agreements, covenants, exceptions and statements will not materially impair the Company’s or any Restricted Subsidiary’s use of the property for the purpose for which it is intended or the System taken as a whole;

(xxvii)             ~~any liens rising in favor of the lessor out of five separate leases relating to Craig Station Unit 3, dated September 5, 1984, and assumed by the Company as of April 15, 1992, between the Company and United States Trust Company of New York as owner trustee under five separate owner trusts, to the extent such liens are covered by the consent or partial subordination of mortgagees’ rights provisions of the Consent by Mortgagees, dated as of April 15, 1992, given by RUS, CFC and the other mortgagees named therein;~~ Reserved;

~~(xxviii) any lien arising in favor of the lessor under Section 18(c) or 18(f) of the Master Equipment Lease Agreement, dated February 17, 1993, between the Company and Nationsbanc Leasing Corporation, on the “Equipment” as defined in such Master Equipment Lease and in Schedule No. 1 thereto, dated as of March 30, 1993;~~xxviii) Reserved;

(xxix) ~~any lien arising in favor of the lessor under the Master Lease Agreement, dated as of August 1, 1984, and Supplement No. 1, dated as of August 1, 1984, between the Company, Connecticut National Bank (as trustee for the benefit of General Electric Capital Corporation), in the rail cars covered by such Master Lease Agreement;~~ Reserved;

Disposition of Property:                Sections 4.10 and 4.10(g) of the Indenture are modified as follows:

Section 4.10                  Disposition of Property. Except as provided in this Section or as permitted by Article VIII, the Company will not convey, sell, or otherwise dispose of any of the ~~Mortgaged Property~~Trust Estate and will not permit any of its Restricted Subsidiaries to convey, sell or otherwise dispose of any of their property pledged to the Trustee, unless:

(g)         Partial Release of Lien of Indenture. Any property disposed of, sold or assigned by the Company to a third party purchaser or transferee in compliance with the provisions of subsections (a), (b) or (e) above, and so long as no default or Event of Default exists or would result therefrom, shall be disposed of, sold or assigned free of the lien of this Indenture. In the event the Company requests on behalf of any purchaser or transferee of property permitted to be disposed of, sold or assigned pursuant to this Section~~,~~ (or a Governmental Authority has lawfully ordered the Company to divest itself of any property) a written release of the lien of this Indenture on an asset, the Trustee shall execute a recordable release of such property prepared by the Company and deliver it to the Company upon receipt of a Company Order requesting such release and an Officers’ Certificate (and any other documentation required by subsections (a), (b) or (e) above if such release is pursuant to subsections (a), (b) or (e)), and stating that the provisions of this Section, Section 4.01 and the relevant ~~subsection in~~ clauses in subsections (a), (b) or (e) if such release is pursuant to subsections (a), (b) or (e) have been complied with; and that no default or Event of Default would exist hereunder. If the Company requests the Trustee to deliver a release of or estoppel as to any property which is not subject to the lien of this Indenture (including but not limited to Excepted Property or Excluded Property) or a disclaimer or quitclaim for any property, the Company shall also deliver to the Trustee an Opinion of Counsel that such property is not subject to the lien hereof or required to be subject hereto by any of the provisions hereof or that the release, disclaimer, estoppel or quitclaim is required by such governmental authority or applicable court, and that the execution of such disclaimer, estoppel or quitclaim is appropriate. The Trustee shall promptly deliver the release or estoppel requested or its basis for refusing to do so in writing.

Lien Prohibition: Section 4.14 of the Indenture is modified as follows

Section 4.14                            Permitted Liens and Encumbrances. The Company shall not, and it shall not allow any Restricted Subsidiary to, grant, create, assume, incur, or suffer to exist, be granted, created, assumed, incurred or to extend any lien or encumbrance on the ~~Mortgaged Property~~Trust Estate or any property of the Restricted Subsidiary pledged to the Trustee hereunder except Permitted Liens and Encumbrances.

Restricted Group: Section 4.17(b) of the Indenture is modified as follows

Section 4.17                  The Restricted Group.

(b)                                 Prior to the Company incurring Debt for the benefit of a Restricted Subsidiary or conveying or transferring property constituting part of the Trust Estate to a Restricted Subsidiary, such Restricted Subsidiary shall grant to the Trustee (i) a perfected mortgage lien and/or security interest in substantially all of its real and personal property which is similar in nature to the ~~Mortgaged Property~~Trust Estate under this Indenture subject to permitted liens and encumbrances similar to the Permitted Liens and Encumbrances and Excepted Property and Excluded Property as defined in this Indenture and including a lockbox account or revenue fund similar to that described in Section 6.03 of this Indenture, and (ii) an Opinion of Counsel that such instruments create a perfected lien on the mortgaged property of the Restricted Subsidiary subject only to such permitted liens and encumbrances. Such instruments shall contain covenants to maintain the lien on the property owned or acquired by the Restricted Subsidiary and shall secure repayment by the Restricted Subsidiary of any Debt or obligations incurred by the Company for the benefit of such Restricted Subsidiary. The Company shall cause the Restricted Subsidiary to perform and comply with each of the covenants, agreements, obligations and warranties of the Restricted Subsidiary contained in such instruments.

Application of Money Collected: Section 6.07(b) of the Indenture is modified as follows:

(b)                                 Second: To the payment of the whole amount then due and unpaid upon the Outstanding Secured Obligations, for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, with interest (to the extent that such interest has been collected by the Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the respective rate or rates prescribed therefor in Secured Obligations) of the several series on overdue principal and premium, if any, and on overdue installments of interest; and in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid upon such Secured Obligations, then to the payment of such principal, premium, if any, and interest, without any preference or priority, ratably according to the aggregate amount so due (except that any money collected by the Trustee in respect of interest or income under Section 6.03 shall first be applied to the payment of interest so due);

Maximum Debt Limit: Section 9.01 of the Indenture is amended by deleting “.” at the end of clause (l) and replacing it with “; and” and by adding an additional clause (m) which shall read as follows

(m)                             to amend Section 2.01, the New Mexico Rider, and any other riders to increase or decrease the maximum aggregate principal amount of Debt which may be secured, authenticated, delivered and Outstanding at any time hereunder, provided any such decrease shall in no event result in the maximum aggregate principal amount of Debt which may be secured, authenticated, delivered and Outstanding at any time hereunder to be less than 110% of all the Secured Obligations secured, authenticated, delivered and Outstanding hereunder at the time of such decrease.

SCHEDULE 8.8

AMORTIZATION SCHEDULE

	Tranche 1	Tranche 2	Tranche 3
	19yr Final / 17.2yr	25yr Final / 22yr	31yr Final / 25yr
	WAL	WAL	WAL
Maturity	2033	2039	2045
10/1/2029	29,700,000
10/1/2030	24,500,000
10/1/2031	35,665,000
10/1/2032	43,555,000
10/1/2033	46,580,000	2,685,000
10/1/2034		2,745,000	55,000,000
10/1/2035		2,770,000	55,000,000
10/1/2036		2,860,000	55,000,000
10/1/2037		2,950,000	48,890,000
10/1/2038		2,995,000	42,775,000
10/1/2039		2,995,000	42,775,000
10/1/2040			42,775,000
10/1/2041			42,775,000
10/1/2042			42,775,000
10/1/2043			42,775,000
10/1/2044			42,780,000
10/1/2045			36,680,000
Total	180,000,000	20,000,000	550,000,000

SCHEDULE 8.8

(to 2014 Note Purchase Agreement)

SCHEDULE 8.14

COLLATERAL FILINGS

Location of Filing/Recording
Document(s)	State	Location
1. The Supplement (including its attachments and exhibits)	AZ	Real property records of the Clerk and Recorder of Apache County.
CO

Real property records of the Clerks and Recorders of the following counties: Adams, Alamosa, Arapahoe, Archuleta, Baca, Bent, Boulder, Broomfield, Chaffee, Cheyenne, Clear Creek, Crowley, Custer, Delta, Denver, Dolores, Douglas, Eagle, Elbert, El Paso, Fremont, Garfield, Gilpin, Grand, Gunnison, Hinsdale, Huerfano, Jackson, Jefferson, Kiowa, Kit Carson, Lake, La Plata, Larimer, Las Animas, Lincoln, Logan, Mesa, Moffat, Montezuma, Montrose, Morgan, Otero, Ouray, Park, Phillips, Prowers, Pueblo, Rio Blanco, Rio Grande, Routt, Saguache, San Juan, San Miguel, Sedgwick, Summit, Washington, Weld, Yuma

KS

Real property records of the Clerk and Recorder of Finney County

AND

in the office of the Kansas Secretary of State pursuant to K.S.A. §66-1217 together with a UCC Financing Statement Addendum (Form UCC1Ad)

AND

in the office of the Kansas Secretary of State pursuant to K.S.A. §17-630 together with a UCC Financing Statement Addendum (Form UCC1Ad)

NE

Real property records of the Clerks and Recorders of the following counties: Arthur, Banner, Box Butte, Chase, Cheyenne, Dawes, Deuel, Dundy, Garden, Grant, Keith, Kimball, Lincoln, Morrill, Perkins, Scotts Bluff, Sheridan

	NM	In the office of the New Mexico Secretary of State as a “public utility” filing pursuant to NM Stat. Ann. §62-13-12 AND

SCHEDULE 8.14

(to 2014 Note Purchase Agreement)

Location of Filing/Recording
Document(s)	State	Location

a notice (indicating that a public utility filing has been filed at the NM Sec. of State’s office) filed in the real property records of the Clerks and Recorders of the following counties: Bernalillo, Catron, Chaves, Cibola, Colfax, Dona Ana, Grant, Harding, Hidalgo, Lincoln, Luna, McKinley, Mora, Otero, Rio Arriba, San Juan, San Miguel, Sandoval, Santa Fe, Sierra, Socorro, Taos, Torrance, Union, Valencia

WY

Real property records of the Clerks and Recorders of the following counties: Albany, Big Horn, Campbell, Carbon, Converse, Fremont, Goshen, Hot Springs, Johnson, Laramie, Natrona, Niobrara, Park, Platte, Sheridan, Washakie

2. UCC Financing Statements related to Supplement (Form UCC3)	AZ	Arizona Secretary of State’s office
	CO	Colorado Secretary of State’s office
	KS	Kansas Secretary of State’s office
	NE	Nebraska Secretary of State’s office
	NM	New Mexico Secretary of State’s office
	WY	Wyoming Secretary of State’s office
3. Affidavit Concerning Kansas Mortgage Registration Tax	KS	Filed with the Finney County Clerk and Recorder pursuant to K.S.A. §§79-3102(d)(2) and (d)(3) indicating that all Kansas mortgage registration taxes are paid in full.